Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Kartoon Studios, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 5, 2024

To Our Stockholders:

You are cordially invited to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Kartoon Studios, Inc., a Nevada corporation (the “Company”), to be held at 10:00 a.m., Pacific Standard Time, on Thursday, May 23, 2024. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted solely by means of remote communication via a live webcast. For purposes of attendance at the Annual Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the Annual Meeting, we will ask stockholders to (i) elect eight (8) persons to our board of directors (Proposal 1), (ii) ratify the appointment of WithumSmith+Brown, PC as the Company’s independent auditors for our fiscal year ending December 31, 2024 (Proposal 2), (iii) approve a proposed amendment to the Kartoon Studios, Inc 2020 Incentive Plan (the “2020 Plan”) to increase the aggregate number of shares of our common stock, par value $0.001 per share (the “Common Stock”), available for issuance under the 2020 Plan by 5,000,000 shares and extend the duration of the 2020 Plan (Proposal 3), and (iv) approve a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve Proposal 3 (Proposal 4).

The board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 5, 2024, we started mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our 2023 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either during the Annual Meeting or by proxy before the Annual Meeting. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the Notice and this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Andy Heyward
Andy Heyward
Chief Executive Officer and
Chairman of the Board of Directors

April 5, 2024

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m., Pacific Standard Time

DATE:	Thursday, May 23, 2024

PLACE:	The Annual Meeting will be held by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2024. You can attend the Annual Meeting online and vote your shares during the online meeting. To be admitted to the Annual Meeting’s live webcast, you must register to attend the virtual meeting by 11:59 p.m., Pacific Standard Time, on Friday, May 17, 2024, by visiting www.proxyvote.com, entering your 16-digit control number as shown in the Notice of Internet Availability of Proxy Materials (“Notice”), your proxy card, or the voting instruction form, and selecting “Attend a Meeting.” You will receive a confirmation email with information on how to attend the Annual Meeting. On the day of the meeting, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/TOON2024 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation email. Participation in the Annual Meeting is limited and access to the meeting will be accepted on a first come, first served basis, once electronic entry begins. Electronic entry to the Annual Meeting will begin at 9:45 a.m., Pacific Standard Time, on the day of the meeting. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the virtual meeting page.

PURPOSES:

1.	To elect eight (8) directors to serve one-year terms expiring in 2025 (Proposal 1);

2.	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal 2);

3.	To approve a proposed amendment to the Kartoon Studios, Inc 2020 Incentive Plan (the “2020 Plan”) to increase the aggregate number of shares of our common stock, par value $0.001 per share (the “Common Stock”), available for issuance under the 2020 Plan by 5,000,000 shares and extend the duration of the 2020 Plan (Proposal 3);

4.	To approve a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposal 3 (Proposal 4); and

5.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of the Company’s Common Stock at 5:00 p.m. Pacific Standard Time on April 1, 2024 (the “Record Date”). A list of stockholders of record will be available during the 2024 annual meeting of stockholders (the “Annual Meeting”) and the 10 days prior to the Annual Meeting at our principal executive offices located at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210.

All stockholders are cordially invited to attend the Annual Meeting. Stockholders who plan to attend the Annual Meeting must register at www.proxyvote.com by 11:59 p.m., Pacific Standard Time, on Friday, May 17, 2024 (the “Registration Deadline”), as described in your Notice, proxy card, or voting instruction form. As part of the registration process, you must enter the 16-digit control number shown on your Notice, proxy card, or voting instruction form. After completion of your registration by the Registration Deadline, a confirmation email with information on how to attend the Annual Meeting will be emailed to you. For purposes of attendance at the Annual Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Jaffa
Michael Jaffa
Corporate Secretary

i

Kartoon Studios, Inc.

190 N. Canon Drive, 4th Floor

Beverly Hills, CA 90210

PROXY STATEMENT

KARTOON STUDIOS, INC.

2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 23, 2024

This proxy statement, along with the accompanying Notice of 2024 Annual Meeting of Stockholders, contains information about the 2024 Annual Meeting of Stockholders of Kartoon Studios, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m. Pacific Standard Time, on Thursday, May 23, 2024, by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2024.

In this proxy statement, we refer to Kartoon Studios, Inc. as the “Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.

On or about April 5, 2024, we started mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for the Annual Meeting and our 2023 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023.

ii

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 23, 2024

This proxy statement, the Notice of 2024 Annual Meeting of Stockholders, our form of proxy card and our 2023 Annual Report on Form 10-K to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2023 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.kartoonstudios.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

KARTOON STUDIOS, INC.

190 N. Canon Drive, 4th Floor

Beverly Hills, California 90210

Exhibits will be provided upon written request and payment of an appropriate processing fee.

iii

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors is soliciting your proxy to vote at the 2024 annual meeting of stockholders to be held by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2024 on Thursday, May 23, 2024, at 10:00 a.m. Pacific Standard Time, and any adjournments or postponements of the meeting, which we refer to hereinafter as the “Annual Meeting.” This proxy statement, along with the accompanying Notice of 2024 Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2024 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 because you owned shares of Kartoon Studios, Inc.’s common stock, par value $0.001 per share (the “Common Stock”) on the Record Date (as defined below). On or about April 5, 2024, we started mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our 2023 Annual Report on Form 10-K.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why is the Company holding the Annual Meeting virtually?

We are holding the Annual Meeting online and providing internet voting to facilitate stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world, with procedures designed to ensure the authenticity and correctness of your voting instructions. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person Annual Meeting.

Where can I get technical assistance?

If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/TOON2024.

Who May Vote?

Only stockholders of record who owned our Common Stock at 5:00 p.m., Pacific Standard Time, on April 1, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 35,367,653 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Our Common Stock is our only class of voting stock.

If on the Record Date your shares of Common Stock are registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record.

If on the Record Date your shares are held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice shall be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a legal proxy from your broker or other agent authorizing you to vote your shares when you register for the Annual Meeting.

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You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation and are not revoked will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the recommendations of our board of directors as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of our board of directors as noted below.

•	At the Annual Meeting. If you attend the Annual Meeting virtually, you may vote at the Annual Meeting by following the instructions when you log in for the Annual Meeting at www.virtualshareholdermeeting.com/TOON2024. Have your proxy card or Notice in hand as you will be prompted to enter your 16-digit control number to vote at the Annual Meeting. Electronic entry to the Annual Meeting will begin 15 minutes before the start of the meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time on May 22, 2024. Telephone and Internet voting facilities for beneficial holders will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 22, 2024.

If your shares are held in “street name” (held in the name of a brokerage firm, bank, dealer or other similar organization), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy authorizing you to vote your shares when you register for the Annual Meeting.

How Does Our Board of Directors Recommend that I Vote on the Proposals?

Our board of directors recommends that you vote as follows:

•	“FOR” the election of each of the nominees for director (Proposal 1);

•	“FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal 2);

•	“FOR” the approval of the proposed amendment to the 2020 Plan to increase the aggregate number of shares of Common Stock available for issuance under the 2020 Plan by 5,000,000 shares and extend the duration of the 2020 Plan (Proposal 3);

•	“FOR” the proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposal 3 (Proposal 4).

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

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May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying Kartoon Studios, Inc.’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting virtually and voting online. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote your shares online at the Annual Meeting to revoke your previously submitted proxy.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on matters that are deemed “routine,” such as the proposal to ratify the appointment of the auditors (Proposal 2) and proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the proposed amendment to the 2020 Plan (Proposal 4). Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2024, the Audit Committee of our board of directors will reconsider its selection.

Proposal 3: Approve the Proposed Amendment to the 2020 Plan to Increase the Aggregate Number of Shares of Common Stock Available for Issuance under the 2020 Plan by 5,000,000 shares and Extend the Duration of the 2020 Plan	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required for approval of the proposed amendment to the 2020 Plan to increase the aggregate number of shares of Common Stock available for issuance under the 2020 Plan by 5,000,000 shares and extend the duration of the 2020 Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the vote of this proposal.

Proposal 4: Approve the Proposal to Adjourn the Annual Meeting to Solicit Additional Proxies if There Are Insufficient Votes at the Time of the Meeting to Adopt Proposal 3	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve the proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposal 3. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspectors of election, VStock Transfer LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

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What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Morrow Sodali LLC (“Morrow”) to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. For such services, we will pay Morrow an estimated fee of $25,000 plus reasonable expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of at least 33.34% of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum for the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Pacific Standard Time, on Thursday, May 23, 2024, solely by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2024.

All stockholders may attend the Annual Meeting. For stockholders who plan to attend the Annual Meeting, you must register at www.proxyvote.com by 11:59 p.m., Pacific Standard Time, on Friday, May 17, 2024 (the “Registration Deadline”), as described in your Notice, proxy card, or voting instruction form. As part of the registration process, you must enter the 16-digit control number shown on your Notice, proxy card, or voting instruction form. After completion of your registration by the Registration Deadline, a confirmation email with information on how to attend the Annual Meeting will be emailed to you.

You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, VStock Transfer LLC, by calling their toll-free number, 1-855-987-8625.

If you do not wish to participate in householding and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

If your Company shares are registered in your own name, please contact our transfer agent, VStock Transfer LLC, and inform them of your request by calling them at 1-855-987-8625 or writing them at VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598. If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request.

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Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice or proxy card; or

•	following the instructions provided when you vote over the Internet at www.vstocktransfer com/proxy.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our Common Stock as of April 1, 2024, known by us through our transfer agent and other records, held by: (i) each person who beneficially owns 5% or more of the shares of Common Stock then outstanding; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 35,367,653 shares of Common Stock outstanding as of April 1, 2024. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o 190 N. Canon Drive, 4th Floor, Beverly Hills, CA 90210.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Directors and Named Executive Officers
Andy Heyward	2,470,133	(2)	6.98%
Michael Jaffa	150,000	(3)	*
Michael Hirsch	81,507	(4)
Anthony Thomopoulos	20,908	(5)	*
Henry Sicignano	16,891	(7)	*
Joseph “Gray” Davis	22,812	(5)	*
Margaret Loesch	19,215	(5)	*
Lynne Segall	26,409	(5)	*
Dr. Cynthia Turner-Graham	14,731	(6)	*
Stefan Piëch	348,127	(8)	*
All current executive officers and directors as a group (consisting of 10 persons)	3,170,733		8.97%

_______________________

*Indicates ownership less than 1%

(1)	Applicable percentage ownership is based on 35,367,653 shares of common stock outstanding as of April 1, 2024, together with securities exercisable or convertible into shares of common stock within 60 days of April 1, 2024. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of April 1, 2024 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Consists of (i) 99,073 shares of common stock held by A Squared Holdings LLC over which Andy Heyward holds sole voting and dispositive power; (ii) 1,519,375 shares of common stock held by Andy Heyward or issuable upon vested RSUs; (iii) 351,562 shares of common stock held by AH Gadget IDF LLC an entity controlled by Mr. Heyward (iv) 123 shares held by Heyward Living Trust; (v) 500,000 options to acquire shares of common stock issuable upon the exercise of stock options. that will become exercisable within 60 days of April 1, 2024.
(3)	Consists of 50,000 shares of common stock held by Mr. Jaffa or issuable upon vested RSUs; and 100,000 shares of common stock issuable upon exercise of stock options granted to Mr. Jaffa, that will become exercisable within 60 days of April 1, 2024.
(4)	Consists of 23,237 shares of common stock and 58,270 shares of Exchangeable shares, exchangeable into shares of common stock granted to Mr. Hirsh that are exercisable within 60 days of April 1, 2024.
(5)	Consists of 15,416 shares of common stock held and 2,000 shares of common stock issuable upon exercise of stock options granted to each that are exercisable within 60 days of April 1, 2024. In addition, Mr. Davis held 5,396 shares of common stock, Ms. Loesch held 1,799 shares of common stock, Ms. Segall held 8,993 shares of common stock and Mr. Thomopoulos held 3,480 shares of common stock.
(6)	Consists of 8,527 shares of common stock held and 2,000 shares of common stock issuable upon exercise of stock options granted to Dr. Turner-Graham that will become exercisable within 60 days of April 1, 2024.
(7)	Consists of 16,891 shares of common stock held by Mr. Sicignano III.
(8)	Consists of 348,127 shares of common stock held by Mr. Piëch.

7

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors

Our Bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors are elected at each annual meeting of the stockholders to hold office until the next annual meeting.

On March 21, 2024, our board of directors accepted the recommendation of the Nominating Committee and voted to nominate the names set forth below for election at the Annual Meeting to serve for a term until the 2025 annual meeting of stockholders, and until their respective successors have been elected and qualified, or until the death, resignation, or removal of any director pursuant to the Bylaws.

Set forth below are the names of the persons nominated for election as directors, their ages as of April 1, 2024, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Andy Heyward	75	Chief Executive Officer and Chairman of the Board of Directors
Joseph “Gray” Davis *	81	Director
Margaret Loesch*	77	Director
Stefan Piëch	53	Director
Lynne Segall*	71	Director
Henry Sicignano III *	56	Director
Anthony Thomopoulos *	86	Director
Dr. Cynthia Turner-Graham *	69	Director

* Denotes directors who are “independent” under applicable SEC and NYSE American rules.

Our board of directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our board of directors has determined that the following members of the board of directors are “independent directors” as defined by the NYSE American Company Guide: Gov. Davis, Messrs. Sicignano III and Thomopoulos, Mses. Loesch and Segall and Dr. Turner-Graham.

Andy Heyward, 75, has been the Company’s Chief Executive Officer since November 2013 and the Company’s Chairman of the Board since December 2013. Mr. Heyward co-founded DIC Animation City in 1983 and served as its Chief Executive Officer until its sale in 1993 to Capital Cities/ ABC, Inc., which was eventually bought by The Walt Disney Company in 1995. Mr. Heyward ran the company while it was owned by The Walt Disney Company until 2000 when Mr. Heyward purchased DIC Entertainment L.P. and DIC Productions L.P. corporate successors to the DIC Animation City business, with the assistance of Bain Capital and served as the Chairman and Chief Executive Officer of their acquiring company DIC Entertainment Corporation, until he took the company public on the AIM. He sold the company in 2008. Mr. Heyward co-founded A Squared Entertainment LLC in 2009 and has served as its Co-President since inception. Mr. Heyward earned a Bachelor of Arts degree in Philosophy from UCLA and is a member of the Producers Guild of America, the National Academy of Television Arts and the Paley Center (formerly the Museum of Television and Radio). Mr. Heyward gave the Commencement address in 2011 for the UCLA College of Humanities and was awarded the 2002 UCLA Alumni Association’s Professional Achievement Award. He has received multiple Emmys and other awards for Children’s Entertainment. He serves on the board of directors of the Cedars Sinai Medical Center. Mr. Heyward has produced over 5,000 half hour episodes of award-winning entertainment, among them Inspector Gadget; The Real Ghostbusters; Strawberry Shortcake; Care Bears; Alvin and the Chipmunks; Hello Kitty’s Furry Tale Theater; The Super Mario Brothers Super Show; The Adventures of Sonic the Hedgehog; Sabrina The Animated Series; Captain Planet and the Planeteers; Liberty’s Kids, and many others. Mr. Heyward was chosen as a director because of his extensive experience in children’s entertainment and as co-founder of A Squared Entertainment.

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Joseph “Gray” Davis, 81, has been a director of the Company since December 2013. Mr. Davis served as the 37th governor of California from 1998 until 2003. Mr. Davis currently serves as “Of Counsel” in the Los Angeles, California office of Loeb & Loeb LLP. Mr. Davis has served on the board of directors of DIC Entertainment and is a member of the bipartisan Think Long Committee, a Senior Fellow at the UCLA School of Public Affairs and Co-Chair of the Southern California Leadership Counsel. Mr. Davis received his undergraduate degree from Stanford University and received his Juris Doctorate from Columbia Law School. Mr. Davis served as lieutenant governor of California from 1995-1998, California State Controller from 1987-1995 and California State Assemblyman from 1982-1986. Mr. Davis was chosen as a director of the Company based on his knowledge of corporate governance.

Margaret Loesch, 77, has been the Executive Chairman of the Kartoon Channel! since June 2020, a Director of the Company since March 2015 and the Executive Chairman of the Toon Media Networks since December 2016. Beginning in 2009 through 2014, Ms. Loesch, served as Chief Executive Officer and President of The Hub Network, a cable channel for children and families, including animated features. The Company has, in the past, provided The Hub Network with certain children’s programming. From 2003 through 2009 Ms. Loesch served as Co-Chief Executive Officer of The Hatchery, a family entertainment and consumer product company. From 1998 through 2001 Ms. Loesch served as Chief Executive Officer of the Hallmark Channel, a family related cable channel. From 1990 through 1997 Ms. Loesch served as the Chief Executive Officer of Fox Kids Network, a children’s programming block and from 1984 through 1990 served as the Chief Executive Officer of Marvel Productions, a television and film studio subsidiary of Marvel Entertainment Group. Ms. Loesch obtained her Bachelor of Science from the University of Southern Mississippi. Ms. Loesch was chosen to be a director based on her 40 years of experience at the helm of major children and family programming and consumer product channels.

Dr. Stefan Piëch, 53, has been a director of the Company since June 23, 2022. Since October 2006, Dr. Stefan Piëch has served as Chief Executive Officer of Your Family Entertainment AG (“YFE”) and Managing Partner of F&M Film und Medien Beteiligungs GmbH (“F&M”) since 2005. Mr. Piëch was a founding member and the CEO of Openpictures AG from 2000 to 2005. Mr. Piëch also serves on the board of several companies, including on the supervisory board of SEAT S.A. since 2015, on the supervisory board of Porsche Automobil Holding SE since 2018, on the supervisory board of Siemens Aktiengesellschaft Österreich since 2020 and is Member of the board of the German Chamber of Commerce in Austria since 2020. Mr. Piëch obtained his Bachelor of Arts degree in Film & Media from the University of Stirling and his Ph.D. in Media from the University of Klagenfurt. Mr. Piëch was chosen to be a director based on his experience with YFE and his deep expertise in creating children’s content.

Lynne Segall, 71, has been a director of the Company since December 2013. Ms. Segall has served as the Senior Vice President and Publisher of The Hollywood Reporter since June 2011. From 2010 to 2011, Ms. Segall was the Senior Vice President of Deadline Hollywood. From June 2006 to May 2010, Ms. Segall served as the Vice President of Entertainment, Fashion & Luxury advertising at the Los Angeles Times. In 2005, Ms. Segall received the Women of Achievement Award from The Hollywood Chamber of Commerce and the Women in Excellence Award from the Century City Chamber of Commerce. In 2006, Ms. Segall was recognized by the National Association of Women with its Excellence in Media Award. Ms. Segall was chosen to be a director based on her expertise in the entertainment industry.

Henry Sicignano III, 56, has been a director of the Company since May 2023. Mr. Sicignano currently serves as the President of Charlie’s Holdings, Inc., a publicly traded consumer goods company with a global presence spanning more than 90 countries, where he has successfully expanded the company's product line, intellectual property portfolio, and revenue base. Prior to this role at Charlie’s Holdings, Inc., from April 2015 to July 2019, he served as the Chief Executive Officer, President and Director at 22nd Century Group, Inc., a publicly listed plant biotechnology firm, where he played a pivotal role in dramatically increasing the company's sales and market cap. From April 2010 to March 2015, he served as President and Director of 22nd Century. Mr. Sicignano also served as the General Manager at NOCO Energy Corp from August 2005 to April 2009, Vice President at Kittinger Furniture Company, Inc. from March 2003 to July 2005, and as a director at Anandia Laboratories, Inc. (acquired in 2018), from December 2014 to August 2018. Mr. Sicignano has consistently demonstrated a deep understanding of strategic planning, operational efficiency, P&L management, and capital markets. He holds both a B.A. degree from Harvard College and an M.B.A. degree from Harvard University. Mr. Sicignano was chosen to be a director based on his expertise in competitive strategy, his extensive contacts within the investment community and his financial expertise.

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Anthony Thomopoulos, 86, has been a director of the Company since February 2014. Mr. Thomopoulos served as the Chairman of United Artist Pictures from 1986 to 1989 and formed Thomopoulos Pictures, an independent production company of both motion pictures and television programs in 1989 and has served as its Chief Executive Officer since 1989. From 1991 to 1995, Mr. Thomopoulos was the President of Amblin Television, a division of Amblin Entertainment. Mr. Thomopoulos served as the President of International Family Entertainment, Inc. from 1995 to 1997. From June 2001 to January 2004, Mr. Thomopoulos served as the Chairman and Chief Executive Officer of Media Arts Group, a NYSE listed company. Mr. Thomopoulos served as a state commissioner of the California Service Corps. under Governor Schwarzenegger from 2005 to 2008. Mr. Thomopoulos is also a founding partner of Morning Light Productions. Since he founded it in 2008, Mr. Thomopoulos has operated Thomopoulos Productions and has served as a consultant to BKSems, USA, a digital signage company. Mr. Thomopoulos is an advisor and a member of the National Hellenic Society and holds a degree in Foreign Service from Georgetown University and sat on its Board of Directors from 1978 to 1988. Mr. Thomopoulos was chosen as a director of the Company based on his entertainment industry experience.

Dr. Cynthia Turner-Graham, 69, has been a director of the Company since June 2021. Dr. Turner-Graham is a board-certified psychiatrist and Distinguished Life Fellow of the American Psychiatric Association, who brings over 40 years of experience in the healthcare industry as a practicing psychiatrist, healthcare administrator and community leader. Since 1988, Dr. Turner-Graham has been a practicing psychiatrist at an outpatient psychiatry practice. Since 2004, Dr. Turner-Graham has served as President and Chief Executive Officer of ForSoundMind Enterprises, Inc., a provider of outpatient psychiatric services and developer of educational workshop experiences focused on promotion of emotional and mental health. From February 2014 until November 2019, she served as Medical Director for Inner City Family Services in Washington, DC. Among her accomplishments, Dr. Turner-Graham is the immediate past president of the Suburban Maryland Psychiatric Society, served as a Director of the Washington Psychiatric Society and has taken the helm of Black Psychiatrists of America, Inc. She has previously served as Clinical Assistant Professor of Psychiatry at both Vanderbilt University and Howard University Schools of Medicine. Dr. Turner-Graham was chosen as a director of the Company based on her career as a distinguished psychiatrist and her expertise with children.

Diversity

The Board Diversity Matrix, below, provides the diversity statistics for our board of directors.

Board Diversity Matrix for Kartoon Studios, Inc. As of April 1, 2024
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

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Family Relationships

There are no family relationships between any of our directors and our executive officers.

Board Leadership Structure and Role in Risk Oversight

The board of directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our board of directors is to oversee the management of our company and, in doing so, serve the best interests of the Company and our stockholders. The board of directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. Our board of directors also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at board of directors and committee meetings.

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interest of the Company and its stockholders to combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officers positions combined.

The Company currently has eight directors, including Mr. Heyward, its Chairman, who also serves as the Company’s Chief Executive Officer.

Cybersecurity Governance

Oversight responsibility for information security matters is shared by the Board, Chief Financial Officer (“CFO”), VP of Internal Audit and our internal information technology (“IT”) resources. Our CFO and VP of Internal Audit oversee our cybersecurity risk management, including appropriate risk mitigation strategies, systems, processes, and controls, and receives quarterly updates from IT and the third-party IT service provider on cybersecurity and information security matters. The CFO communicates quarterly with the Board on the state of our cybersecurity risk management, current and evolving threats, and recommendations for changes. We have also implemented a cyber incident response plan that provides a protocol to report certain incidents to the CFO with the goal of timely assessment of such incidents, determining applicable disclosure requirements and communicating with the Board for timely and accurate reporting of any material cybersecurity incident.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and any persons who own more than 10% of our Common Stock to file reports of ownership of, and transactions in, our Common Stock with the SEC and furnish copies of such reports to us. Based solely on our reviews of the copies of such forms and amendments thereto furnished to us and on written representations from officers, directors, and any other person whom we understand owns more than 10% or our Common Stock, we found that during 2023, all Section 16(a) filings were made with the SEC on a timely basis except that one Form 3 was filed late by Mr. Sicignano III and one Form 4 covering three transactions was filed late for each of Mr. Davis, Mr. Hallren, Mr. Hirsh, Ms. Loesch, Ms. Segall, Mr. Sicignano III, Mr. Thomopoulos and Dr. Turner-Graham.

Committees of the Board of Directors and Meetings

During the fiscal year ended December 31, 2023, our board of directors held four meetings. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during the fiscal year ended December 31, 2023.

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The following table sets forth the four standing committees of our board of directors and the members of each committee and the number of meetings held by our board of directors and the committees during 2023:

Director	Board	Audit Committee	Compensation Committee	Nominating Committee	Investment Committee
Andy Heyward	Chair
Joseph “Gray” Davis	X	X		X	X
Michael Hirsh (1)	X
Margaret Loesch	X		X
Dr. Stefan Piëch	X
Lynne Segall (3)	X	X	Chair	Chair
Henry Sicignano III (2)	X	Chair			X
Anthony Thomopoulos (3)	Vice Chair
Dr. Cynthia Turner-Graham	X
Meetings in 2023:	4	4	1	1	1

__________________

(1)	Mr. Hirsh resigned from his position as a director of the Company as of December 14, 2023.
(2)	Effective May 22, 2023, Henry Sicignano III replaced P. Clark Hallren as a member of our board of directors, as chair of the Audit Committee, and as a member of the Investment Committee.
(3)	Effective July 11, 2023, Lynne Segall replaced Anthony Thomopoulos as Chair of the Compensation Committee.

The board of directors has adopted a policy under which each member of the board of directors makes every effort, but is not required, to attend each annual meeting of our stockholders.

To assist in carrying out its duties, the board of directors has delegated certain authority to the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee as the functions of each are described below.

Audit Committee

Messrs. Davis and Sicignano III and Ms. Segall serve on our Audit Committee. Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. The Audit Committee’s responsibilities include:

•	selecting, hiring, and compensating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	approving the audit and non-audit services to be performed by our independent auditor;

•	reviewing with the independent auditor the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies; and

•	preparing the report that the SEC requires in our annual proxy statement.

The board of directors has adopted an Audit Committee charter and the Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The Audit Committee members meet NYSE American’s financial literacy requirements and are independent under applicable SEC and NYSE American rules, and the board of directors has further determined that Mr. Sicignano III (i) is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC and (ii) also meets NYSE American’s financial sophistication requirements.

A copy of the Audit Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

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Compensation Committee

Mses. Segall and Loesch serve on the Compensation Committee and are independent under the applicable NYSE American rules. Our Compensation Committee’s main functions are assisting our board of directors in discharging its responsibilities relating to the compensation of outside directors, the Chief Executive Officer and other executive officers, as well as administering any stock incentive plans we may adopt. The Compensation Committee’s responsibilities include the following:

•	reviewing and recommending to our board of directors the compensation of our Chief Executive Officer and other executive officers, and the outside directors;

•	conducting a performance review of our Chief Executive Officer;

•	reviewing our compensation policies; and

•	if required, preparing the report of the Compensation Committee for inclusion in our annual proxy statement.

The board of directors has adopted a Compensation Committee charter and the Compensation Committee reviews and reassesses the adequacy of the charter on an annual basis.

The Compensation Committee’s policy is to offer our executive officers competitive compensation packages that will permit us to attract and retain highly qualified individuals and to motivate and reward these individuals in an appropriate fashion aligned with the long-term interests of our Company and our stockholders.

Compensation Committee Risk Assessment

We have assessed our compensation programs and concluded that our compensation practices do not create risks that are reasonably likely to have a material adverse effect on us.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

Nominating Committee

Gov. Davis and Ms. Segall serve on our Nominating Committee. The Nominating Committee’s responsibilities include:

•	identifying qualified individuals to serve as members of our board of directors;

•	review the qualifications and performance of incumbent directors;

•	review and consider candidates who may be suggested by any director or executive officer or by a stockholder of the Company; and

•	review considerations relating to board composition, including size of the board, term and age limits, and the criteria for membership of the board.

The board of directors has adopted a Nominating Committee charter and the Nominating Committee reviews and reassesses the adequacy of the charter on an annual basis. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the board of directors, and concern for the long-term interests of our stockholders.

The Nominating Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives, where appropriate, to achieve a diverse balance of backgrounds, perspectives and experience on the board of directors and its committees.

A copy of the Nominating Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

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Investment Committee

Messrs. Davis and Sicignano III serve on our Investment Committee. The primary purpose of the Investment Committee is to assist the board of directors in reviewing our investment policy and strategies and in overseeing our capital and financial resources. A material investment on behalf of the Company may not be made without the Investment Committee’s approval or the approval of a delegate of the Investment Committee pursuant to an appropriate delegation of the Investment Committee’s authority. In order to carry out its mission and function, and subject to the terms of the Company’s Articles of Incorporation, the Investment Committee has the authority to:

•	review the investment policy, strategies, transactions and programs of the Company and its subsidiaries to ensure they are consistent with the goals and objectives of the Company;

•	evaluate and approve or disapprove each proposed material investment on behalf of the Company;

•	determine whether the investment policy is consistently followed and that procedures are in place to ensure that the Company’s investment portfolio is managed in compliance with its policies;

•	review the performance of the investment portfolios of the Company and its subsidiaries; and

•	approve and revise, as appropriate, the Company’s investment policies and guidelines.

Stockholder Communications to our Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 844-589-8760. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to Kartoon Studios, Inc., at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210, Attn: Corporate Secretary or by using the “Contact” page of our website www.kartoonstudios.com/contact. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information as of April 1, 2024, regarding our executive officers. Information regarding our Chief Executive Officer, Andy Heyward, can be found under the caption “The Board of Directors” above.

Name	Age	Position

Andy Heyward	75	Chief Executive Officer and Chairman of the Board of Directors

Brian Parisi	54	Chief Financial Officer

Michael A. Jaffa	58	Chief Operating Officer and Corporate Secretary

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Brian Parisi, 54, started with the Company as Chief Financial Officer during September 2023. Mr. Parisi brings 30 years of experience across the entertainment, media, and high-tech industries, specializing in finance, accounting, M&A, corporate strategy, and business development. Before joining Kartoon Studios, he was the Chief Financial Officer at Break the Floor Productions in Hollywood, California, an entertainment production company. In this role, he notably prepared the company for sale, successfully completing two separate transactions with PE firms. He managed all finance and accounting functions and effectively reduced the company's overall risk exposure. Previously, Mr. Parisi served as the Chief Financial Officer at the NFL Hall of Fame Village (HOFV), where he oversaw a wide range of financial activities including managing construction budgets, assist the company with its IPO, financial reporting, and cash management for the nearly $1 billion investment in a newly designed entertainment complex in Canton, Ohio. In addition, he served as the Head of Finance for the Festivals Division at Live Nation Entertainment (LYV) where he was responsible for developing strategic plans for Electronic Dance Music festivals in multiple countries with more than 1.3 million fans annually. Mr. Parisi has also held leadership positions at Warner Bros. Entertainment (WBD) and NBC Universal (CMCSA). Mr. Parisi is a CPA and holds a B.S. in Accounting from Purdue University, Daniel School of Business, and an M.B.A. in Strategic Management from the University of Southern California, Marshall School of Business.

Michael Jaffa, 58, was promoted to Chief Operating Officer and General Counsel on December 7, 2020. Previously he served as the General Counsel and Corporate Secretary of the Company since April 2018. From January 2017 through April 2018, Mike served as Thoughtful Media Group’s (TMG) General Counsel and Global Head of Business Affairs. TMG is a multichannel network focused on Asian markets. At TMG, Mr. Jaffa oversaw all of TMG’s legal matters, established the framework for TMG’s continued growth in international markets, including a franchise plan, the formation of a regional headquarters in Southeast Asia and assisted with M&A transactions. From September 2013 through December 2016, Mr. Jaffa worked as the Head of Business Affairs for DreamWorks Animation Television, and before that served in a similar role at Hasbro Studios from December 2009 through September 2013. Mr. Jaffa has over 20 years of experience handling licensing, production, merchandising, complex international transactions and employment issues for large and small entertainment companies and technology startups.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers. Our Compensation Committee will review and approve the compensation of our executive officers and oversee our executive compensation programs and initiatives.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned during the fiscal year indicated by our named officers for fiscal year 2023 and 2022.

				Stock	Option		All Other
		Salary	Bonus	Awards	Awards		Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(1)		($)	($)
Andy Heyward (2)	2023	440,000	220,000	–	–		816,984	1,476,984
Chief Executive Officer	2022	440,000	220,000	–	–		775,000	1,435,000

Michael A. Jaffa (3)	2023	469,826	–	–	–		8,364	478,190
Chief Operating Officer, General Counsel and Corporate Secretary	2022	374,871	150,000	–	–		–	524,871

Brian Parisi (4)	2023	85,000	–	50,050	–		–	135,050
Chief Financial Officer

Michael Hirsh (5)	2023	371,461	9,883	–	–		132,723	514,067
Chief Executive Officer of Mainframe Studios	2022	323,512	–	390,000	316,481	*	–	1,029,993

______________________

* Excluded from the Option Awards granted to Mr. Hirsh is the fair value of the replacement options granted upon the acquisition of Wow that were previously earned and vested prior to the acquisition of $341,152.

(1)	The aggregate fair value of the stock awards and stock option awards on the date of grant was computed in accordance with FASB ASC Topic 718.

(2)	Mr. Heyward entered into a five-year employment agreement on December 7, 2020, pursuant to which he is entitled to an annual salary of $440,000.

During 2023, Mr. Heyward was paid $343,750 in producer fees, $325,556 in creative development fees and $220,000 in discretionary bonuses.

(3)	Mr. Jaffa entered into an employment agreement on December 7, 2020, as amended on January 8 and November 13, 2023, which extended the term through December 7, 2024. Under his employment agreement, Mr. Jaffa was entitled to an annual salary of $325,000 the first year, $375,000 the second year and $450,000 in each of the third and fourth years. He is also entitled to an annual signing bonus of $50,000 each year.

On December 7, 2020, the Company granted 100,000 stock options to Mr. Jaffa with a strike price of $13.90 and a term of 10 years. 40,000 of the options vested on the grant date with the remaining options vesting 20,000 each of the next three years. On December 7, 2020, the Company also granted 50,000 RSUs to Mr. Jaffa. The RSUs vest 16,667 on the first anniversary, 16,667 on the second anniversary and 16,667 on the third anniversary.

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(4)

Effective September 27, 2023, the Company entered into an employment agreement with Mr. Parisi, whereby Mr. Parisi agreed to serve as the Chief Financial Officer for a period of one year in consideration for an annual salary of $325,000. The Company has the option to extend the term of the agreement for an additional one year in consideration for an annual salary of $350,000. Mr. Parisi is entitled to a discretionary bonus for each fiscal year as determined by the Company.

The Company granted 35,000 RSUs to Mr. Parisi that vest evenly over three years.

(5)

Effective April 7, 2022, the Company entered into an employment agreement with Mr. Hirsh, whereby Mr. Hirsh agreed to serve as the Chief Executive Officer of the Company’s wholly owned subsidiaries WOW Unlimited Inc. and its subsidiaries Mainframe Studios and Frederator for a period of three years in consideration for an annual salary of $440,000. Mr. Hirsh is also entitled to earn $12,400 as an executive producer fee per 30 minute broadcast episode. In addition, on June 23, 2022, Mr. Hirsh was granted 50,000 RSUs with a fair value of $390,000 that vest evenly on each six month anniversary of the grant date and 50,000 options with an exercise price of $7.80 per share, with a fair value of $316,481 on the grant date, that vest 16,666 on the first anniversary, 16,666 on the second anniversary and 16,667 on the third anniversary.

Effective October 31, 2023, the employment agreement with Mr. Hirsh was terminated.

Narrative Disclosure to Summary Compensation

Base Salary. In 2023, the Company paid $440,000 to Andy Heyward, $469,826 to Michael A. Jaffa, $371,461 to Michael Hirsh and $85,000 to Brian Parisi. In 2022, the Company paid $440,000 to Mr. Heyward and $374,871 to Michael A. Jaffa and $323,512 to Michael Hirsh. Base salaries are used to recognize experience, skills, knowledge and responsibilities required of all of our employees, including our executive officers.

All Other Compensation. Pursuant to his employment agreement dated December 7, 2020, Mr. Heyward is entitled to an Executive Producer fee of $12,500 per one-half hour episode for each episode for which he provides services as an executive producer. During 2023, Mr. Heyward was paid $343,750 in producer fees earned during 2023.

Bonus Compensation. Our named executive officers are expected to be eligible to receive an annual bonus award in accordance with their employment agreements and/or management incentive program then in effect with respect to such executive officer and based on an annualized target of base salary, as specified in their respective employment agreements, if applicable. In fiscal 2023, Mr. Heyward was paid bonuses of $220,000 and Mr. Hirsh was paid bonuses of $9,883. In fiscal 2022, Mr. Heyward was paid bonuses of $220,000 and Mr. Jaffa was paid a bonus of $150,000.

Equity Based Incentive Awards. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and board of directors periodically review the equity incentive compensation of our named executive officers and from time to time may grant additional equity incentive awards to them in the form of stock options or other awards. During the year ended December 31, 2023, no awards held by our named executive officers have been modified or repriced.

Employment Agreements

CEO Employment Agreement

On November 16, 2020, the Company entered into an amended and restated employment agreement, as further amended on each of February 22, 2021, June 23, 2021, November 22, 2021, August 25, 2022 and February 27, 2023 (the “CEO Employment Agreement”) with Andy Heyward, whereby Mr. Heyward agreed to serve as the Company’s Chief Executive Officer for a period of five years, subject to renewal, in consideration for an annual salary of $440,000, and an award of 500,000 stock options and 1,500,000 RSUs. Mr. Heyward is also eligible to be paid a producing fee equal to $12,500 per one-half hour episode for each series produced, controlled and distributed by the Company, and for which he provides material production services provided as the executive producer for up to 52 one-half hour episodes. Additionally, under the terms of the CEO Employment Agreement, Mr. Heyward shall be eligible for a quarterly discretionary bonus of $55,000 per fiscal quarter if the Company meets certain criteria, as established by the Board of Directors. Mr. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with his employment and the Company may take out and maintain during the term of his tenure a life insurance policy in the amount of $1,000,000. During the term of his employment and under the terms of the CEO Employment Agreement, Mr. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies.

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On August 25, 2022, Mr. Heyward’s employment agreement was amended to include assignment of music royalties to Mr. Heyward for all musical compositions in which he provides services as a composer for or on behalf of the Company, in the event that the Company acquires up to 50% of the writer's share of the royalties for that musical composition. If the Company acquires more than 50% of the writer's share of the royalties on musical compositions Mr. Heyward provided services for, he has the option to purchase the additional royalties from the Company at the price the Company paid to acquire the additional royalties.

On February 27, 2023, Mr. Heyward’s employment agreement was further amended to provide him a creative producer fee of $100,000 per quarter for services rendered to Wow, prorated for the first quarter.

The options granted to Mr. Heyward were fully vested on the date of grant. One-half of the RSUs granted to Mr. Heyward vest over time subject to Mr. Heyward’s continued employment, and one-half vest in equal installments on the first, second, third and fourth anniversaries of the date of grant, subject to the achievement of certain performance criteria, to be determined by the Compensation Committee, and subject to Mr. Heyward’s continued employment. In the event of Mr. Heyward’s death or resignation, all compensation then currently due would be payable to his estate.

The CEO Employment Agreement also entitles Mr. Heyward to separation payments in certain circumstances. In the event Mr. Heyward’s employment terminates due to his death or retirement after the age of 65, in addition to accrued base salary and vacation and expense reimbursement, he is entitled to receive (i) any unpaid quarterly bonus for the fiscal quarter preceding the fiscal quarter in which such termination occurs and (ii) if earned, a pro-rated quarterly bonus for the fiscal quarter in which such termination occurs. In the event Mr. Heyward’s employment terminates due to his permanent disability, in addition to accrued base salary and expense reimbursement, he is entitled to receive (i) any unpaid quarterly bonus for the fiscal quarter preceding the fiscal quarter in which such termination occurs, (ii) if earned, a pro-rated quarterly bonus for the fiscal quarter in which such termination occurs and (iii) for a period of six months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Heyward, provided that he will not be entitled to any compensation under (i), (ii) or (iii) unless he signs a release of claims against the Company.

On June 23, 2021, the Compensation Committee amended 375,000 unvested service-based awards and 750,000 unvested performance-based awards previously issued to Mr. Heyward, such that the RSUs shall vest based on performance or market conditions. The total unvested RSUs of 1,125,000 were modified to vest as follows: (i) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $30.00 per share or the Company’s market capitalization equals or exceeds $903,000,000 for 20 consecutive trading days; (ii) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $35.00 per share or the Company’s market capitalization equals or exceeds $1,053,500,000 for 20 consecutive trading days, and (iii) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $37.50 per share or the Company’s market capitalization equals or exceeds $1,128,750,000 for 20 consecutive trading days (the “market conditions”). In the event the stock price and market capitalization vesting conditions set forth above are not achieved, such 1,125,000 RSUs may vest in four equal installments on the first, second, third and fourth anniversaries of December 7, 2020, based on achievement of certain other operating performance-based vesting conditions established by the Compensation Committee on June 23, 2021 and subject to his continued employment, adjusted pro-ratably for vesting pursuant to the market conditions above. In the event of a Change in Control, the Committee will determine the extent to which the Common Stock Price Hurdles and/or the Market Capitalization Hurdles are achieved based on the value of the consideration per share paid to the Company's stockholders in the Change in Control transaction.

COO and General Counsel Employment Agreement

On November 7, 2020, the Company entered into an amended and restated agreement, as further amended on each of December 16, 2021. January 8, and November 13, 2023 (the “COO and General Counsel Employment Agreement”) with Michael A. Jaffa, pursuant to which Mr. Jaffa would assume the role of Chief Operating Officer ("COO") and General Counsel commencing on December 7, 2020. The term of the agreement is now four years. In addition, Mr. Jaffa will be entitled to an annual discretionary bonus based on his performance. In the event of Mr. Jaffa’s death or resignation, all compensation then currently due would be payable to his estate.

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The COO and General Counsel Employment Agreement provides Mr. Jaffa with, during the four year term (i) an annualized base salary of $325,000 for the first year of the term, $375,000 for the second year of the term and $450,000 for the third year of the term, (ii) discretionary annual bonuses determined in the sole discretion of the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), and (iii) eligibility to receive renewal bonuses of $50,000 beginning within 60 days following the effective date of the COO and General Counsel Employment Agreement and each anniversary thereafter during the term, subject to Mr. Jaffa’s continued employment. The agreement granted Mr. Jaffa 100,000 stock option and 50,000 RSUs. The options granted to Mr. Jaffa were partially vested on the date of grant, and vest with respect to the unvested amounts in substantially equal installments on the first three anniversaries of the grant date, subject to continued employment. The RSUs granted to Mr. Jaffa vest in three equal installments on the first three anniversaries of the date of grant, subject to continued employment. Any unvested options or RSUs held by Mr. Jaffa will vest upon his termination of employment without Cause or resignation for Good Reason, each as defined in the Option Grant and RSU Grant agreement.

The COO and General Counsel Employment Agreement also entitles Mr. Jaffa to separation payments in certain circumstances. In the event Mr. Jaffa’s employment terminates due to his death or retirement after the age of 65, in addition to accrued base salary and vacation and expense reimbursement, he is entitled to receive any unpaid annual bonus for the fiscal year preceding the fiscal year in which such termination occurs. In the event Mr. Jaffa’s employment terminates due to his permanent disability, in addition to accrued base salary and expense reimbursement, he is entitled to receive (i) any unpaid annual bonus for the fiscal year preceding the fiscal year in which such termination occurs, and (ii) for a period of two months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Jaffa, provided that he will not be entitled to any compensation under (i) or (ii) unless he signs a release of claims against the Company.

Additionally, the COO and General Counsel Employment Agreement contains certain restrictive covenants regarding confidential information, intellectual property, non-competition and non-solicitation.

CFO Employment Agreement

Effective September 27, 2023, the Company entered into an employment agreement with Brian Parisi (the “CFO Employment Agreement”), whereby Mr. Parisi agreed to serve as the Chief Financial Officer for a one year period in consideration for an annual salary of $325,000. Mr. Parisi is also eligible for a discretionary bonus for each fiscal year as determined by the Company. In addition, on December 14, 2023, Mr. Parisi was granted 35,000 RSUs with a fair value of $50,050 that vest evenly over three years. The Company has the option to extend the CFO Employment Agreement for an additional one year period in consideration of an annual salary of $350,000.

The CFO Employment Agreement also entitles Mr. Parisi to separation payments in certain circumstances. In the event Mr. Parisi’s employment terminates due to his death or retirement after the age of 65, in addition to accrued base salary and vacation and expense reimbursement, he is entitled to receive any unpaid discretionary bonus for the fiscal year preceding the fiscal year in which such termination occurs.

The Company may terminate the CFO Employment Agreement in the event Mr. Parisi becomes disabled and as a result is unable to perform substantially all duties and responsibilities for thirty (30) consecutive days or an aggregate of sixty (60) days during any period of one hundred and eighty two (182) consecutive calendar days. The Company may designate another employee to act in Mr. Parisi’s place during any period of such disability. Notwithstanding any such designation, while Mr. Parisi is employed by the Company and has not yet become eligible for disability income benefits under any disability income plan maintained by the Company, Mr. Parisi shall continue to receive his base salary and benefits. Upon becoming so eligible, and until the termination Mr. Parisi’s employment because of disability, the Company shall pay Mr. Parisi, at his regular pay periods, an amount equal to the excess, if any, of Mr. Parisi’s monthly base compensation in effect at the time of eligibility (i.e. 1/12th of the base salary) over the amounts of disability income benefits that Mr. Parisi is otherwise eligible to receive. Upon termination of the CFO Employment Agreement because of disability, the Company shall pay to Mr. Parisi (i) any base salary earned but unpaid through the date of termination, (ii) any discretionary bonus for the fiscal year preceding the year of termination that was earned but unpaid, and (iii) reimbursement of any reasonable expenses incurred in the performance of duties in accordance with the customary policies of the Company. During the 2 month period (or the remaining months of the term if less than 6 months) following the termination of employment because of disability, the Company shall pay Mr. Parisi, at his regular pay periods, an amount equal to the excess, if any, of the Executive's monthly base compensation in effect at the time of termination (i.e. 1/12th of the base salary) over the amounts of disability income benefits that Mr. Parisi is otherwise eligible to receive pursuant to the above-referenced disability income plan in respect of such period, provided that Mr. Parisi signs an employee release.

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Additionally, the CFO Employment Agreement contains certain restrictive covenants regarding confidential information, intellectual property, non-competition and non-solicitation.

Wow CEO Employment Agreement

Effective April 7, 2022, the Company entered into an employment agreement with Michael Hirsh (the “Hirsh Agreement”), whereby Mr. Hirsh agreed to serve as the Chief Executive Officer of the Company’s wholly owned subsidiaries WOW Unlimited Inc. and its subsidiaries Mainframe Studios and Frederator for a period of three years in consideration for an annual salary of $440,000. Mr. Hirsh is also eligible for an annual performance bonus of up to 100% of his base salary rate, at the discretion of our board of directors. Mr. Hirsh is also entitled to earn $12,400 as an executive producer fee per 30-minute broadcast episode. In addition, on June 23, 2022, Mr. Hirsh was granted 50,000 RSUs with a fair value of $390,000 that vest evenly on each six month anniversary of the grant date and 50,000 options with an exercise price of $7.80 per share and a fair value of $316,481 on the grant date, that vest 16,666 on the first anniversary, 16,667 on the second anniversary and 16,667 on the third anniversary.

Mr. Hirsh may at any time terminate his employment upon providing three months’ prior written notice to the Company. Where Mr. Hirsh provides written notice of termination, the Company may at its sole discretion terminate his employment upon providing a pro rata share of his base salary in lieu of notice for the remaining time in the three-month notice period and the payment of any amounts required under applicable employment standards legislation. The Company may at any time terminate this agreement without cause by providing Mr. Hirsh written notice during a 24-month notice period. At the Company’s sole discretion, the Company may provide payment in lieu of notice for all or any part of the notice period, by continuing to pay the annual salary on a monthly basis for 12 months and paying a lump sum equal to the annual salary thereafter (the “Termination Payment”). Mr. Hirsh may resign for Good Reason (as defined below) by providing 30 days’ notice after the occurrence of the event constituting Good Reason and providing the Company with 30 days to remedy such event. If the Company fails to remedy the event within 30 days of notice, then the Company must pay Mr. Hirsh the Termination Payment. If Mr. Hirsh is terminated by the Company without just cause or resigns for Good Reason and has been employed for a full fiscal year prior to such termination, he shall be eligible to receive his standard bonus for such fiscal year. Further, if Mr. Hirsh is terminated by the Company without just cause or resigns for Good Reason, any unvested options or RSUs held by him shall automatically vest. If Mr. Hirsh is terminated for any reason, the Company will pay Mr. Hirsh any earned but unpaid salary and expense reimbursement. By accepting any of the foregoing potential payments due to Mr. Hirsh upon his termination, Mr. Hirsh will be deemed to have released any claims, rights or entitlements he may have against the Company.

“Good Reason” is defined in the Hirsh Agreement as one or more of the following events occurring without Mr. Hirsh’s written consent: (i) a reduction in his base salary, (ii) a material diminution of Mr. Hirsh’s authority, duties or responsibilities, (iii) relocation of Mr. Hirsh’s principal place of employment from a place over 50 kilometers from the Company’s current Toronto office, or (iv) material breach of the Hirsh Agreement by the Company.

Retirement Benefits

As of December 31, 2023, we did not provide our employees, including our executives, with a defined benefit pension plan, any supplemental executive retirement plans or retiree health benefits, except as required by local law or custom for employees outside the United States. Our executives may participate on the same basis as other U.S. employees in our 401(k) Plan with a Company-sponsored match component.

Potential Payments upon Termination or Change-in-Control

Payments upon Termination

Our employment agreements with our named executive officers provide incremental compensation in the event of termination, as described above under Employment Agreements.

Further, our equity incentive plans have provisions for payments to our named executive officers if they are terminated as a result of death or disability. Under the Kartoon Studios, Inc. 2015 Incentive Plan (the “2015 Plan”), if a grantee is terminated due to death or disability, the following adjustments shall be made to such grantee’s awards (unless any particular award agreement provides otherwise): (i) any outstanding options and stock appreciation rights shall become immediately exercisable in full, (ii) any restricted stock shall become immediately vested in full, (iii) any restricted stock units and any unpaid dividend equivalents shall become immediately vested in full, and (iv) any cash awards or other stock-based awards shall become immediately vested in full. Under the Kartoon Studios, Inc 2020 Incentive Plan (the “2020 Plan”), if a grantee is terminated due to death or disability, the Compensation Committee may, in its sole discretion, make the following adjustments to such grantee’s awards: (i) termination of restrictions in any award agreements (ii) acceleration of any or all installments and rights, and/or (iii) payment of the grantee’s aggregated accelerated payments in a lump sum to the grantee (or the grantee’s estate, beneficiaries or representative, as applicable).

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Payments upon Change in Control

Under our 2015 Plan, upon a Change in Control, the Compensation Committee may, but is not required to, provide for one or more of the following: (i) acceleration, vesting or lapsing of awards, (ii) cancellation of awards for fair value (as determined in the sole discretion of the Compensation Committee), (iii) issuance of substitute awards that substantially preserve the terms of the original awards, (iv) provision that options and rights shall be exercisable prior to such Change in Control and then be terminated following the Change in Control, or (v) any other action with respect to the awards as the Compensation Committee determines to be appropriate in its discretion.

Under our 2020 Plan, upon a Change in Control, the Compensation Committee may, but is not required to, provide for one or more of the following: (i) assumption of the 2020 Plan and outstanding awards by the surviving entity or its parent, (ii) issuance of substitute awards that substantially preserve the terms of the original awards, (iii) notice to holders of vested options and rights that such options and rights shall be exercisable prior to such Change in Control and then be terminated following the Change in Control, (iv) settlement of the intrinsic value of outstanding vested options and rights in cash, cash equivalence or equity (regardless of vesting status), (v) cancellation of all unvested or unexercisable awards, or (vi) any other action with respect to the awards as the Compensation Committee determines to be appropriate in its discretion; provided that in connection with an assumption or substitution awards under (i) or (ii), the awards so assumed or substituted shall continue to vest or become exercisable pursuant to the terms of the original award, except to the extent such terms are otherwise rendered inoperative.

Under our 2015 Plan and our 2020 Plan, “Change in Control” is defined to mean any of the following events: (a) any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d-3 promulgated under the Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company; (b) a change in the composition of the board of directors since the date of stockholder approval, such that the individuals who, as of such date, constituted the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such board; provided that any individual who becomes a director of the Company subsequent to date of stockholder approval whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the board of directors shall not be deemed a member of the Incumbent Board; (c) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or (d) the liquidation or dissolution of the Company (or under the 2020 Plan, stockholder approval of such liquidation or dissolution), unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

Clawback Policy

Effective December 1, 2023, we adopted an executive officer incentive compensation clawback policy that may be applied in the event of a material financial restatement. This policy supersedes terms stated in prior executive employment or compensation agreements. Specifically, in the event of an accounting restatement, we must recover, reasonably promptly, erroneously awarded compensation in amounts determined pursuant to the policy. Compensation that may be recoverable under the policy includes cash or equity-based compensation for which the grant, payment or vesting (or any portion thereof) is or was predicated upon the achievement of specified financial results that are impacted by the material financial restatement, and the amount of compensation that may be impacted by the clawback policy is the difference between the amount paid or granted, and the amount that should have been paid or granted, if calculated on the updated financials. Recovery under the policy with respect to an executive officer will not require the finding of any misconduct by such executive officer or such executive officer being found responsible for the accounting error leading to an accounting restatement. Our Clawback Policy will be filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards as of December 31, 2023 to each of the named executive officers.

	Option Awards					Stock Units Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Equity incentive plan awards: Number of securities underlying unearned Restricted Stock Units (#)		Market Value of Shares ($)
Andy Heyward	500,000	(1)	–	13.90	12/07/30	937,500	(2)	15,418,905
Michael A. Jaffa	1,500	(3)	–	19.90	03/07/24	–		–
	100,000	(3)	–	13.90	12/07/30	–		–
Brian Parisi	–		–	–	–	35,000	(4)	50,050

______________________

(1)	Mr. Heyward’s options vested upon the grant date.

(2)	375,000 time-based RSUs previously issued to Mr. Heyward vested as of December 7, 2023. On June 23, 2021, the Compensation Committee amended 375,000 unvested service-based awards and 750,000 unvested performance-based awards previously issued to Mr. Heyward, such that the RSUs shall vest based on performance or market conditions. The total unvested RSUs of 1,125,000 were modified to vest as follows: (i) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $30.00 per share or the Company’s market capitalization equals or exceeds $903,000,000 for 20 consecutive trading days; (ii) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $35.00 per share or the Company’s market capitalization equals or exceeds $1,053,500,000 for 20 consecutive trading days, and (iii) 375,000 RSUs vest when the closing sale price of the common stock equals or exceeds $37.50 per share or the Company’s market capitalization equals or exceeds $1,128,750,000 for 20 consecutive trading days (the “market conditions”). In the event the stock price and market capitalization vesting conditions set forth above are not achieved, such 1,125,000 RSUs may vest in four equal installments on the first, second, third and fourth anniversaries of December 7, 2020, based on achievement of certain other operating performance-based vesting conditions established by the Compensation Committee on June 23, 2021 and subject to his continued employment, adjusted pro-ratably for vesting pursuant to the market conditions above. On April 7, 2022, 281,250 of the 1,125.000 modified RSUs vested upon the achievement of completing the Wow and Ameba acquisitions.

(3)	All of Mr. Jaffa’s options were vested as of December 7, 2023.

(4)	On December 14, 2023, Mr. Parisi was granted 35,000 RSUs with a fair value of $50,050 that vest evenly over three years on each one year anniversary of the grant date.

Pay Versus Performance

Pursuant to the Exchange Act, we are required to disclose in this proxy statement certain information comparing the total compensation actually paid (“CAP”) to our Principal Executive Officers (the “PEOs”) and the average total compensation paid to our other named executive officers (whom we also refer to below as our “Non-PEO NEOs”) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

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In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

	Andy Heyward (1)		Michael Hirsh (1)
Year	Summary Compensation Table Total (2)	Compensation Actually Paid	Summary Compensation Table Total (2)	Compensation Actually Paid	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Cumulative TSR (5)	Net Loss (in 000s) (6)
2023	$1,492,368	$(1,861,069)	$514,067	$287,178	$281,595	$228,168	$(70.11)	$(77,055)
2022	$1,450,384	$(5,369,928)	$1,215,089	$938,817	$488,168	$143,658	$(66.30)	$(45,595)

(1)	During 2023, our Chief Executive Officers were Andy Heyward and Michael Hirsh. Michael Hirsh started serving as a Chief Executive Officer during 2022 and his employment agreement was terminated during 2023.

(2)	The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) in the Company’s most recently filed Form 10-K. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)	The dollar amounts reported in this column represent the average of the amounts reported for Non-PEO NEOs in the “Total” column of the SCT in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in 2023 was Brian Parisi and Michael A. Jaffa and in 2022 were Robert L. Denton and Michael A. Jaffa.

(4)	The dollar amounts reported in this column represent the average amount of CAP to Non-PEO NEOs as a group, as computed in accordance with SEC rules described below.

(5)	The cumulative total shareholder return (“TSR”) amounts reported in this column are calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company did not issue dividends during either of the covered periods.

(6)	The dollar amounts reported in this column are the Company’s net income amounts reflected in the Company’s audited financial statements for the applicable year.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. Our NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below.

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The following tables below detail these adjustments to compensation as reported in the Summary Compensation Table:

	Andy Heyward	Michael Hirsh
Reported Summary Compensation Table Total for 2023	$1,492,368	$514,067
Add: Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(3,056,250)	–
Add: Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(297,188)	(226,889)
Compensation Actually Paid for 2023	$(5,369,928)	$287,178

Reported Summary Compensation Table Total for 2022	$1,450,384	1,215,089
Deduct: Fair Value of Equity Awards Under the “Stock Awards” and “Option Awards” Column in SCT	–	(706,481)
Add: Year End Fair Value of Equity Awards Granted During the Year that are Outstanding and Unvested	–	430,209
Add: Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(6,032,813)	–
Add: Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(787,500)	–
Compensation Actually Paid for 2021	$(5,369,928)	938,817

Average Non-PEO NEOs
Average Reported Summary Compensation Table Total for 2023	$281,595
Deduct: Fair Value of Equity Awards Under the “Stock Awards” and “Option Awards” Column in SCT	(25,025)
Add: Average Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	24,325
Add: Average Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(52,727)
Average Compensation Actually Paid for 2023	$143,658

Average Reported Summary Compensation Table Total for 2022	$488,168
Add: Average Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(208,035)
Add: Average Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(136,475)
Average Compensation Actually Paid for 2022	$143,658

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

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Pay Versus Performance Relationship Disclosures

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with our cumulative total stockholder return for the fiscal years ended December 31, 2023 and 2022. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 on December 31, 2021.

Compensation Actually Paid and Net Loss

The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2023 and 2022.

Director Compensation

The following table sets forth with respect to each of our non-employee directors, compensation information inclusive of equity awards and payments earned for the year ended December 31, 2023.

Name	Year	Fees Earned or Paid in Cash ($) (1)	Option/RSU Awards ($) (2)	All Other Compensation ($)	Total ($)

Joseph “Gray” Davis (3)	2023	23,500	32,500	–	56,000
Henry Sicignano III (4)	2023	15,615	24,616	–	40,231
Margaret Loesch (5)	2023	18,500	27,500	–	46,000
Lynne Segall (6)	2023	28,500	37,500	–	66,000
Anthony Thomopoulos (7)	2023	16,000	25,000	66,750	107,750
Dr. Cynthia Turner-Graham (8)	2023	11,000	20,000	–	31,000
Stefan Piëch (9)	2023	–	–	137,500	137,500

______________________

(1)	Directors, other than Mr. Heyward, earn $10,000 for each quarterly meeting attended and earn $10,000 as appointed Chairmen and $5,000 as members of the Company’s Compensation, Audit, Investment and Nominating Committees.

(2)	Represents the grant date fair value in accordance with FASB ASC Topic 718. The assumptions applied in determining the fair value of the awards are discussed in the Notes to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

(3)	Mr. Davis was paid $41,000 for services on the Board, $5,000 as a member of the Company's Audit Committee, $5,000 as a member of the Company’s Nominating Committee and $5,000 as a member of the Company’s Investment Committee.

(4)	Mr. Sicignano III was paid $31,000 for services on the Board, $6,154 as Chair of the Company’s Audit Committee and $3,077 as a member of the Company’s Investment Committee.

(5)	Ms. Loesch was paid $41,000 for services on the Board and $5,000 as a member of the Company’s Compensation Committee.

(6)	Ms. Segall was paid $41,000 for services on the Board, $10,000 as the Chair of the Company’s Nominating Committee, $10,000 as the Chair of the Company’s Compensation Committee and $5,000 as a member of the Company's Audit Committee.

(7)	Mr. Thomopoulos was paid $41,000 for services on the Board and $66,750 for other consulting services.

(8)	Dr. Cynthia Turner-Graham was paid $31,000 for services on the Board.

(9)	Dr. Stefan Piëch was paid $137,500 through F&M FILM-UND MEDIEN BETEILIGNUS GMBH, a German Company which Dr. Piech owns and controls.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The Company adopted the 2020 Incentive Plan (the “2020 Plan”) on September 1, 2020, following the approval of the Board of Directors. The Board of Directors authorized up to an aggregate of 3,000,000 shares of common stock as the maximum number of shares available for issuance, which does not include shares related to acquisitions. The 2020 Plan replaced the previously adopted 2015 Incentive Plan (the “2015 Plan”) which had a total number of authorized shares of 216,767. However, the remaining shares outstanding under the 2015 Plan are still to be governed by that plan. As of December 31, 2023, 57,800 stock options granted under the 2015 Plan remain outstanding. Any expired or terminated shares from the 2015 Plan that have not been vested or exercised become available for issuance under the 2020 Plan, resulting in total authorized shares of 3,216,767. As of December 31, 2023, 3,071,922 are outstanding under the 2020 Plan, which excludes remaining shares outstanding granted as replacement options as part of the Wow acquisition.

The following table reflects compensation plans pursuant to which we are authorized to issue options and restricted stock units, including the number of shares issuable under outstanding options and rights issued under the plans and the number of shares remaining available for issuance under the plans as of December 31, 2023.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, vesting of restricted stock units and other rights	Weighted-average exercise price of outstanding options (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2015 Plan
Equity compensation plans approved by shareholders	57,800	$52.40	–
Equity compensation plans not approved by shareholders	–	–	–

2020 Plan
Equity compensation plans approved by shareholders	2,146,175	$13.04	87,045
Equity compensation plans not approved by shareholders	–	–	–
Total	2,203,975	$14.07	87,045

(1)       The weighted average exercise price calculation does not take into account any restricted stock units or performance shares.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of NYSE American LLC, has furnished the following report:

The Audit Committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board of directors, which is available on our website at www.kartoonstudios.com. This committee reviews and reassesses our charter annually and recommends any changes to the board of directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of WithumSmith+Brown, PC (“Withum”). In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2023, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Withum, our independent registered public accounting firm;

•	Discussed with Withum the matters required to be discussed in accordance with Auditing Standard No. 16-Communications with Audit Committees; and

•	Received written disclosures and the letter from Withum regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Withum communications with the Audit Committee and the Audit Committee further discussed with Withum their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Withum, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Members of the Kartoon Studios, Inc. Audit Committee

Henry Sicignano III (Chair)
Joseph “Gray” Davis
Lynne Segall

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control. Described below are certain transactions or relationships between us and certain related persons.

Pursuant to his employment agreement dated December 7, 2020, Andy Heyward, the Company’s CEO, is entitled to an Executive Producer fee of $12,500 per one-half hour episode for each episode he provides services as an executive producer. During the years ended December 31, 2023 and December 31, 2022, Mr. Heyward earned $343,750 and $775,000 in producer fees, respectively, and earned $220,000 in quarterly bonuses in each year ended.

On August 25, 2022, Mr. Heyward’s employment agreement was amended to include assignment of music royalties to Mr. Heyward for all musical compositions in which he provides services as a composer for or on behalf of the Company, in the event that the Company acquires up to 50% of the writer's share of the royalties for that musical composition. If the Company acquires more than 50% of the writer’s share of the royalties on musical compositions Mr. Heyward provided services for, he has the option to purchase the additional royalties from the Company at the price the Company paid to acquire the additional royalties. During the year ended December 31, 2023, Mr. Heyward earned $– in royalties from musical compositions.

On February 27, 2023, Mr. Heyward’s employment agreement was further amended to provide him a creative producer fee of $100,000 per quarter for services rendered to Wow, prorated for the first quarter. During the year ended December 31, 2023, Mr. Heyward earned and was paid $325,556 in creative development fees.

On July 21, 2020, the Company entered into a merchandising and licensing agreement with Andy Heyward Animation Art (“AHAA”), whose principal is Andy Heyward. The Company entered into a customary merchandise license agreement with AHAA for the use of characters and logos related to Warren Buffett’s Secret Millionaires Club and Stan Lee’s Mighty 7 in connection with certain products to be sold by AHAA. The terms and conditions of such license are customary within the industry, and the Company earns an arm-length industry standard royalty on all sales made by AHAA utilizing the licensed content. During the year ended December 31, 2023, Mr. Heyward earned $– in royalties from this agreement.

On December 1, 2021, the Company entered into an Independent Contractor Agreement for two years with F&M Film and Medien Beteiligungs GmbH (“F&M”), an Austrian company controlled by Dr. Stefan Piëch. Pursuant to the agreement, F&M received $150,000 annually, paid on a semi-monthly basis. In addition, Dr. Piëch was granted 30,000 of the Company’s RSUs that vest in three six-month intervals beginning on December 1, 2021.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving all transactions both in which (i) we are a participant and (ii) any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our board of directors determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest. All the transactions described in this section occurred prior to the adoption of the Audit Committee’s charter.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

The directors of the Company are elected annually and hold office for the ensuing year until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The directors are elected by a plurality of the votes cast by stockholders. The Company’s Bylaws state that the number of directors constituting the entire board may be determined by action of the directors. The number of directors currently fixed by the board is eight.

On March 21, 2024, the board of directors nominated Andy Heyward, Joseph “Gray” Davis, Margaret Loesch, Stefan Piëch, Lynne Segall, Henry Sicignano III, Anthony Thomopoulos and Dr. Cynthia Turner-Graham for election at the Annual Meeting. If elected, they will serve on our board of directors until the 2025 annual meeting of stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Andy Heyward, Joseph “Gray” Davis, Margaret Loesch, Stefan Piëch, Lynne Segall, Henry Sicignano III, Anthony Thomopoulos and Dr. Cynthia Turner-Graham. All of the nominees have indicated their willingness to serve if elected, but if any should become unable or unwilling to stand for election, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in that nominee’s place. No nominations for directors were received from stockholders and no other candidates are eligible for election as directors at the Annual Meeting.

Required Vote

Each director nominee must be elected by a plurality of shares cast, in person or by proxy, at the Annual Meeting and entitled to vote on the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 2 – ratification of APPOINTMENT of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024. The board of directors proposes that the stockholders ratify this appointment. Withum audited our financial statements for the fiscal year ended December 31, 2023. We expect that representatives of Withum will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Withum, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Withum and concluded that Withum has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.

Withum has audited our financial statements since January 2024.

Independent Registered Public Accounting Firm Services and Fees

Current Principal Accountant Fees and Services

Withum served as our independent registered public accounting firm for the fiscal year ended December 31, 2023 and has served as our independent registered public accounting firm since January 29, 2024. There were no fees paid by us to Withum in 2022 or 2023 for audit and other services rendered.

Former Principal Accountants Fees and Services

On October 23, 2023, as a cost saving measure, the Audit Committee dismissed Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm and approved replacing them with Mazars USA LLP (“Mazars”) on October 23, 2023.

The following table sets forth fees billed to us by our independent registered public accounting firm Baker Tilly for the years ended December 31, 2023 and 2022 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

	2023	2022
Audit Fees	$581,839	$510,019
Audit-Related Fees	75,095	15,000
Tax Fees	205,474	38,336
Other Fees	–	–
Total Fees	$862,408	$563,355

On January 24, 2024, the Audit Committee dismissed Mazars as our independent registered public accounting firm. There were no fees paid by us to Withum in 2023 for audit and other services rendered.

The following table sets forth fees billed to us by our independent registered public accounting firm Mazars for the years ended December 31, 2023 and 2022 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

	2023	2022
Audit Fees	$70,720	$–
Audit-Related Fees	–	–
Tax Fees	–	–
Other Fees	–	–
Total Fees	$70,720	$–

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Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

We obtain an engagement letter for all audit and tax services. The Board pre-approves the services performed by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services, as follows:

•	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

•	Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•	Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

•	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

In the event the stockholders do not ratify the appointment of Withum as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Vote Required

The affirmative vote of a majority of the shares cast affirmatively or negatively is required to ratify the appointment of the independent registered public accounting firm.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WithumSmith+Brown, PC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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PROPOSAL 3 — Amendment to the 2020 Plan to Increase the Number of Shares of Common Stock Authorized for Issuance under the 2020 Plan

At the Annual Meeting, stockholders will be asked to approve an amendment and restatement to our 2020 Incentive Plan (the “2020 Plan”), which amendment was approved by the Compensation Committee and Board of Directors on March 21, 2024, effective upon approval by our stockholders at the Annual Meeting. If this proposal is approved, the number of shares available for grant of awards under the 2020 Plan will be increased by 5,000,000 shares. Prior to the amendment and restatement, the Company’s “equity overhang,” or the percentage of outstanding shares of our stock represented by all equity awards granted and available for future grant under the 2020 Plan was 9.1% (not taking into account the additional shares proposed to be added). Equity overhang is calculated as all shares issuable upon exercise or vesting of awards, plus all shares available for future grant under all plans divided by the issued and outstanding shares of Common Stock on a fully diluted basis including, for purposes of this calculation, as if such shares authorized under the 2020 Plan were included in the denominator (and assuming conversion of all outstanding convertible securities, and exercise/conversion/vesting of all issued and outstanding warrants, notes, RSUs and stock options (whether issued under or outside the 2020 Plan and the like) as of April 1, 2024. All of the share amounts presented herein reflect the 1-for-10 reverse stock split effective February 10, 2023. As amended and restated, the 2020 Plan term will also be extended to ten years from the date of the Board’s approval of the amended and restated 2020 Plan. A copy of the amended and restated 2020 Plan is attached hereto as Appendix A and is incorporated by reference into this Proxy Statement.

As of April 1, 2024, a total of 39,259 shares of Common Stock remain available for issuance under the 2020 Plan, and options to purchase 1,060,139 shares of Common Stock remain outstanding. As of April 1, 2024, 0 shares of Common Stock have been issued upon the exercise of options.

The 2020 Plan was adopted and approved by our Board of Directors and stockholders in 2020. By its terms, the 2020 Plan may be amended by the Board of Directors provided that any amendment that the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the NYSE American rules. In addition, stockholder approval is required in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Section 162(m) of the Code.

Generally, shares of common stock reserved for awards under the 2015 Stock Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant.

Our Board of Directors, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2020 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our 2020 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the amendment to increase the aggregate number of shares available for issuance under the 2020 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the 2020 Plan.

The material terms of the 2020 Plan are summarized below. This summary of the 2020 Plan is not intended to be a complete description of the 2020 Plan. This summary is qualified in its entirety by the actual text of the 2020 Plan to which reference is made. A copy of the 2020 Plan is attached as Exhibit 10.6 to our 2023 Annual Report on Form 10-K.

Material Terms of the 2020 Plan

Following approval of the 2020 Plan, we terminated the Kartoon Studios, Inc. 2015 Incentive Plan (the “2015 Plan”) and no longer made grants under the 2015 Plan; however, any outstanding equity awards that had been granted under the 2015 Plan continued to be governed by the terms of the 2015 Plan.

Purpose. The purpose of the 2020 Plan is to enhance long-term profitability and stockholder value by offering Common Stock and Common Stock-based and other performance incentives to those employees, directors and consultants who are key to our growth and success.

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Plan Administration. The 2020 Plan may be administered by our Board of Directors, our Compensation Committee or a similar committee comprised of at least two non-employee directors (in each case, the “Administrator”). The Administrator has exclusive authority to grant awards under the 2020 Plan and to make all interpretations and determinations affecting the 2020 Plan. The Administrator has the discretion to determine the individuals to whom awards are granted, the amount of each award, any applicable vesting schedule and other terms of any award.

Eligible Participants. The persons who shall be eligible to participate in the Plan and to receive Awards under the 2020 Plan shall be such persons who are our full- and part-time employees (including officers), non-employee members of the Board or independent contractors providing services to us or our Affiliates, in each case, as our Compensation Committee shall select.

Number of Shares Available for Issuance. The maximum number of shares of our Common Stock initially reserved and available for issuance under the 2020 Plan was equal to the sum of (i) 3,000,000 shares of our Common Stock and (ii) the shares of our Common Stock remaining available for issuance under the 2015 Plan. All of the shares reserved and available for issuance under the 2020 Plan are issuable pursuant to incentive stock options under Section 422 of the Code or as other types of awards. As of April 1, 2024, a total of 39,259 shares of Common Stock remain available for issuance under the 2020 Plan. If this proposal is approved, the number of shares available for grant of awards under the 2020 Plan will be increased by 5,000,000 shares of Common Stock. All of the increased number of shares are available for issuance under the 2020 Plan as incentive stock options under Section 422 of the Code or as other types of awards.

If any stock award under either the 2020 Plan or the 2015 Plan expires or otherwise terminates, in whole or in part, without having been vested or exercised in full (as applicable), the stock not acquired under such stock award reverts to and again becomes available for issuance under the 2020 Plan. If any Common Stock acquired pursuant to the exercise of a stock option awarded under either the 2020 Plan or the 2015 Plan is repurchased by us, the stock repurchased will revert to again become available for issuance under the 2020 Plan. Common Stock withheld from an award to pay the exercise price with respect to such award or to pay a participant’s tax obligations with respect to an award shall not again be available for issuance under the 2020 Plan.

Change in Control Provisions. The 2020 Plan provides that we may, in our sole discretion, and without the consent of participants, provide for one or more of the following in the event of a Change in Control (as defined in the 2020 Plan): (i) the assumption of the 2020 Plan and outstanding awards by the surviving entity; (ii) the substitution by the surviving entity of awards with substantially the same terms for such outstanding awards; (iii) notice to the holders of vested and exercisable stock options and stock appreciation rights of their ability to exercise such vested and exercisable awards prior to the transaction, followed by the cancellation of all unexercised awards (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of outstanding vested awards in cash or cash equivalents or equity followed by the cancellation of all such awards (whether or not then vested or exercisable); (v) cancellation of all unvested or unexercisable awards; or (vi) taking of such other action with respect to Awards as the Compensation Committee shall determine to be appropriate in its discretion (including accelerating the vesting and exercisability of outstanding Awards). However, in the event that awards are either assumed or substituted, the awards will continue to vest or become exercisable pursuant to the terms of the original award, except to the extent such terms are otherwise rendered inoperative.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2020 Plan requires the Administrator to make appropriate adjustments to the number of shares of our Common Stock that are subject to the 2020 Plan, to certain limits in the 2020 Plan and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events. The Administrator shall make necessary adjustments to the available shares of our Common Stock reserved for issuance under the 2020 Plan in connection with a reverse stock split, if approved by stockholders, as required.

Substitute Awards. The 2020 Plan provides that, in connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our Board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof (such awards, “Substitute Awards”). Substitute Awards may be granted on such terms as our Board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the 2020 Plan, and except as otherwise determined by the Compensation Committee. Substitute Awards shall not count against the overall share limit set forth in the 2020 Plan.

Amendment to the 2020 Plan and Awards. Our Board of Directors at any time, and from time to time, may amend the 2020 Plan. However, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Code, any federal or state law or regulation or any securities exchange listing requirements. Further, no award under the 2020 Plan may be amended or cancelled for the purpose of repricing, replacing or regranting such award with an exercise price that is less than the exercise price of the original award unless otherwise approved by stockholders.

Termination of the 2020 Plan. Our Board of Directors or stockholders may terminate the 2020 Plan at any time. Prior to amendment, the 2020 Plan would terminate on August 4, 2030 unless sooner terminated. As amended and restated, the 2020 Plan will be extended so that unless sooner terminated, the 2020 Plan will terminate ten years after the Board’s approval of the amendment and restatement, on March 20, 2034. No stock awards may be granted under the 2020 Plan after it is terminated.

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Description of Material Terms of the Awards

Stock Options. A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. The 2020 Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify (referred to as “non-statutory stock options”). Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-statutory stock options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The Administrator determines the exercise price and additional terms of stock options. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our Common Stock on the date of grant. Fair market value for this purpose will be the last reported closing sales price of the shares of our Common Stock on the NYSE American on the valuation date, or, if none, the closing sales price on the most recent trade date immediately prior to the valuation date. The exercise price of a stock option may not be reduced after the date of the stock option grant, other than to appropriately reflect changes in our capital structure.

The term of each stock option will be fixed by the Administrator and, for incentive stock options, may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock option may be exercised. Stock options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. Upon exercise of stock options, the option exercise price must be paid in full in such form as the Administrator will provide (or as permitted by Section 422 of the Code in the case of incentive stock options). To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights (“SARs”). The Administrator has the authority to grant SARs under the 2020 Plan. A SAR may be granted to a holder of an option with respect to all or a portion of the shares of Common Stock subject to the related option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Subject to the limitations of the 2020 Plan, SARs are exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided by the Administrator. Tandem SARs are exercisable only at the time and to the extent that the related Option is exercisable. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto are canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

Restricted Stock and Restricted Stock Units. The Administrator has the authority to grant awards of restricted stock and restricted stock units pursuant to the terms of an award agreement. Each award agreement will be in such form and will contain such terms and conditions as the Administrator will deem appropriate. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with, or service to, the Company through a specified restricted period, except as otherwise set forth in the applicable award agreement. During the vesting period, awards of restricted stock and restricted stock units may be credited with dividend equivalent rights, but dividend equivalents payable with respect to awards shall not be paid unless and until such awards of restricted stock or restricted stock units vest.

Performance Awards. The Administrator may designate all or any party of any other type of award granted under the 2020 Plan as a performance award. These awards may be denominated in either cash or shares, and are subject to the achievement of performance goals set over performance periods, as established by the Administrator.

Cash Awards and Other Stock-Based Awards. The Administrator may also grant cash awards or other stock-based awards under the 2020 Plan. Cash awards are subject to the terms, conditions, restrictions and contingencies as determined by the Administrator. Other stock-based awards are valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. Other stock-based awards may be granted as a form of payment in the settlement of other awards granted under the 2020 Plan or as payment in lieu of compensation to which a holder is otherwise entitled. Other stock-based awards may be paid in shares of Common Stock or cash, as the Compensation Committee may determine.

Required Vote

The affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting is required to approve the amendment to the 2020 Plan to increase the number of shares of Common Stock authorized for issuance under the 2020 Plan by 5,000,000 shares and extend the duration of the 2020 Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE 2020 PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR THE GRANT OF AWARDS UNDER THE PLAN BY 5,000,000 SHARES OF COMMON STOCK and extend the duration of the 2020 Plan. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL 4 — ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to the proxy holders to vote in favor of one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 3. If this proposal is approved, the Annual Meeting could be adjourned one or more times to a future date. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if Proposal 3 is approved at the meeting. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 3 have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on Proposal 3 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 3. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Required Vote

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve the proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE MEETING TO ADOPT PROPOSAL 3. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” SUCH ADJOURNMENTS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THEIR PROXY.

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CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to all of our officers, directors and employees. A copy of the Code of Conduct and Ethics may be obtained, free of charge, by submitting a written request to the Company or on our website at www.kartoonstudios.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors – Corporate Governance” section of our website at www.kartoonstudios.com or included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

Our board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 6, 2024; provided, however, that if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. To be considered for presentation at the 2025 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than January 23, 2025 and no later than February 24, 2025; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the 2024 annual meeting, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if such annual meeting is announced later than the 90th day prior to the date of such annual meeting, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above. Proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Proposals that are not received in a timely manner will not be voted on at the 2025 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Corporate Secretary at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2025 annual meeting, notice must be submitted no later than March 24, 2025 and include all of the information required by Rule 14a-19 under the Exchange Act. However, if the date of the 2025 annual meeting changes by more than 30 days from this year’s Annual Meeting, Rule 14a-19 requires the notice be provided by the later of 60 calendar days prior to the date of the 2025 annual meeting or the tenth (10th) calendar day following the day on which we first publicly announce the date of the 2025 annual meeting.

Beverly Hills, California

April 5, 2024

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Appendix A

Amended and Restated 2020 Plan

Kartoon studios, inc.
2020 Incentive Plan

Article 1 Purpose and Amendment of Plan

Section 1.1 Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (a) eligible employees of the Company and its Affiliates, (b) members of the Board of the Company and its Affiliates, and (c) independent contractors providing services to the Company and its Affiliates may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ of (or otherwise provide services to) the Company or its Affiliates, and increasing their personal interest in the continued success and progress of the Company and its Affiliates. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees and directors of the Company and its Affiliates, and (ii) encouraging independent contractors to agree to provide services to the Company and its Affiliates.

Section 1.2 Adoption of Plan. The Plan was originally approved by the Company’s Board on August 4, 2020 and by the stockholders of the Company on August 27, 2020. As most recently amended, the Plan was approved by the Company’s Board on March 21, 2024 and by the stockholders of the Company on [Date], 2024 (the “Shareholder Approval Date”). The Plan replaced the Company’s 2015 Incentive Plan (the “2015 Plan”) with respect to grants made after the original stockholder approval of the Plan, and the Company will not make additional grants under the 2015 Plan after such date.

Article 2 Definitions

Section 2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted stock agreement, stock units agreement, cash award agreement or an agreement evidencing another type of Award, or more than one type of Award, as any such Agreement may be supplemented or amended from time to time.

“Award” means a grant of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Cash Awards, or Other Stock-Based Awards.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award made pursuant to Section 10.1 of the Plan.

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“Change in Control” means the occurrence of any of the following events:

(a) any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d-3 promulgated under the Exchange Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

(b) a change in the composition of the Board since the Shareholder Approval Date, such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

(c) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code that become payable upon the occurrence of a Change in Control a Change in Control shall not be deemed to occur unless such event constitutes a “change in the ownership of a corporation,” “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

“Committee” means the Compensation Committee (or another committee) of the Board (or a subcommittee of such committee) appointed pursuant to Section 3.1 to administer the Plan. The Committee shall consist solely of two or more directors and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and also shall satisfy the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Common Stock” means the Company’s common stock, $.001 par value.

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“Company” means Kartoon Studios, Inc., a Nevada corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

“Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code.

“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

“Effective Date” means the Shareholder Approval Date, the date on which the Plan, as amended and restated, becomes effective.

“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Fair Market Value” of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on such day, or the Committee can, in its sole discretion, use averages or weighted averages either on a daily basis or such longer period as complies with Code Section 409A (to the extent necessary to so comply). If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of considerations as the Committee deems appropriate and otherwise in accordance with Section 409A.

“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.

“Holder” means a person who has received an Award under the Plan that has not been fully satisfied or terminated.

“Incentive Stock Option” means an Option that is intended to be, is designated as, and actually qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and granted under Article 6.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option and granted under Article 6.

“Option” means a Nonqualified Stock Option or Incentive Stock Option, as applicable in that context.

“Performance Award” means an Award made pursuant to Article 11 of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

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“Performance Objective” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned and shall be based on one or more of the performance measures set forth in Section 11.2.

“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

“Plan” means this Kartoon Studios, Inc. 2020 Incentive Plan.

“Restricted Stock” means an Award made pursuant to Article 8.

“Restricted Stock Units” means an Award made pursuant to Article 9 of the Plan to a Holder.

“Restriction Period” means a period of time beginning on the date of each Award of Restricted Stock or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

“SARs” means stock appreciation rights, awarded pursuant to Article 7, with respect to shares of Common Stock.

“Tandem SAR” has the meaning ascribed thereto in Section 7.1.

“Vesting Date,” with respect to any Restricted Stock or Restricted Stock Units awarded hereunder, means the date on which such Restricted Stock or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Stock pursuant to Article 8 or of Restricted Stock Units pursuant to Article 9. If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

Article 3 Administration

Section 3.1 Committee. The Plan shall be administered by the Committee. The Board or a committee of the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

Section 3.2 Powers. The Committee shall have full power and authority to grant Awards to eligible persons, to determine the terms and conditions (which need not be uniform nor identical among types of Awards, grants of Awards, or recipients of Awards) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion deems relevant. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to a Person eligible to receive an Award under this Plan who is then subject to Section 16 of the Exchange Act in respect of the Company.

Section 3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

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Article 4 Shares Subject To The Plan

Section 4.1 Number of Shares; Award Limits.

(a) Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be the sum of (i) 58,000,000 Shares and (ii) the shares of Common Stock remaining available for issuance under the Plan, as amended and restated, immediately prior to shareholder approval thereof, subject to adjustment in accordance with Section 4.1(d) hereof (the “Initial Limit”). 5,000,000 Shares shall be available for the grant of Incentive Stock Options and other awards hereunder.

(b) Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. If all or any portion of an Award expires or is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, the shares of Stock subject to such Award (including shares forfeited with respect to Restricted Stock) shall again be available for purposes of the Plan. If an Award may be settled only in cash, such Award need not be counted against any share limit under this Section 4.1. Notwithstanding the foregoing, (A) in the case of the exercise of a SAR for shares, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise; (B) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Holder to (1) purchase shares of Common Stock upon the exercise of an Award or (2) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (C) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(c) Adjustments. If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock or other similar corporate event affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

Section 4.2 Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof (such Awards, “Substitute Awards”). Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan, and except as otherwise determined by the Committee. Substitute Awards shall not count against the overall share limit set forth in Section 4.1.

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Article 5 Eligibility; Specific Terms of awards

Section 5.1 Eligibility. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such persons who are full- and part-time employees (including officers) of the Company, non-employee members of the Board or independent contractors providing services to the Company or its Affiliates, in each case, as the Committee shall select. Awards may be made to employees, members of the Board or independent contractors who hold or have held Awards under the Plan, the 2015 Plan, or other awards under any other plan of the Company or any of its Affiliates.

Section 5.2 General. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Article 12), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Without limiting the scope of the preceding sentence, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals applicable to an Award, and any such performance goals may differ among Awards granted to any one Holder or to different Holders.

Section 5.3 Dividend Equivalents. Subject to the provisions of this Plan and any Agreement, the recipient of an Award other than an Option or SAR may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or Dividend Equivalents, with respect to the number of shares of Common Stock covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested and/or shall be subject to the same terms and conditions (including vesting and forfeiture provisions) as the related Award. Dividends or Dividend Equivalents granted with respect to an Award will be accrued during the vesting and/or performance period applicable to such Award, and such dividends or Dividend Equivalents will vest and be paid only if and when the underlying Award vests.

Article 6 Stock Options

Section 6.1 Grant of Options. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Options. The Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option; provided, however, only a person who is a common-law employee of the Company, any “parent corporation” of the Company, or a “subsidiary corporation” of the Company (each term as defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. The determination made by the Committee pursuant to this Article 6 shall be specified in the applicable Agreement.

Section 6.2 Exercise Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and, for Options that do not constitute Substitute Awards, may be no less than the Fair Market Value of the shares of Common Stock subject to the Option as of the date the Option is granted. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation (each term as defined in Section 6.1) (a “10% Owner”), the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Incentive Stock Option is granted.

Section 6.3 Term of Options. Subject to the provisions of the Plan, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement. In the case of an Incentive Stock Option, the term of such Option shall not exceed ten (10) years from the date the Incentive Stock Option is granted. If an Option which is intended to be an Incentive Stock Option is granted to a 10% Owner, the term of such Option shall not exceed five (5) years from the date the Incentive Stock Option is granted. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

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Section 6.4 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, no Incentive Stock Option may be exercised before the Plan is approved by the stockholders of the Company in the manner prescribed by Section 422 of the Code; provided, further, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part. If an Option is designated as an Incentive Stock Option, the aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year (under the Plan or any other plan of the Company or any parent corporation or subsidiary corporation) shall not exceed $100,000. Unless the Committee otherwise provides in writing, or unless otherwise required by law (including, if applicable, the Uniformed Services Employment and Reemployment Rights Act), the date or dates on which the Option becomes exercisable shall be tolled during any unpaid leave of absence. It is expressly understood that Options hereunder shall, unless otherwise provided for in writing by the Committee, be granted in contemplation of, and earned by the Holder through the completion of, future employment or service with the Company.

Section 6.5 Manner of Exercise.

(a) Form of Payment. An Option shall be exercised by notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 12.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) whole shares of Common Stock (whether by delivery or attestation), (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price (a so-called “cashless” exercise), or (vi) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Nevada Corporation Code. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

(b) Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

(c) Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 12.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

Section 6.6 Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): (a) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (b) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.3) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then- current exercise price per share of the cancelled option, (c) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 12.1(b), or (d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

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Section 6.7 Exercise Limits for Incentive Stock Options. Any portion of any Incentive Stock Option that was vested and exercisable on the date of termination of employment which was other than for death or disability (as defined in Section 22(e)(3) of the Code), shall expire and be forfeited at midnight ninety (90) days from the date of such termination and if termination of employment was on account of death or disability the portion of any Incentive Stock Option that is vested as of the date of termination of employment shall expire and be forfeited at midnight one (1) year from the date of such termination.

Article 7 SARS

Section 7.1 Grant of SARs. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons SARs. SARs may be granted by the Committee to such eligible persons in such numbers, with respect to Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. The determination made by the Committee pursuant to this Article 7 shall be specified in the applicable Agreement.

Section 7.2 Section 7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (b) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

Section 7.3 Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR.

Section 7.4 Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR) or cash equivalent thereto, as determined by the Committee and provided in the applicable Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares.

Section 7.5 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

Section 7.6 Exercise. For purposes of this Article 7, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

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Section 7.7 Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): (a) amend any outstanding SAR granted under the Plan to provide a base price per share that is lower than the then-current base price per share of such outstanding SAR, (b) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.2) covering the same or a different number of shares of Common Stock and having a base price per share lower than the then-current base price per share of the cancelled stock appreciation right, (c) cancel in exchange for a cash payment any outstanding SAR with a base price per share above the then-current Fair Market Value, other than pursuant to Section 12.1(b), or (d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of NASDAQ.

Article 8 Restricted Stock

Section 8.1 Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Restricted Stock. The Committee shall designate those eligible persons to be granted Awards of Restricted Stock, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Stock, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Stock; provided, however, that the issuance of Restricted Stock shall be made for at least the minimum consideration necessary to permit such Restricted Stock to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Article 8 shall be specified in the Agreement.

Section 8.2 Dividends. Unless otherwise provided in the applicable Agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Retained Distributions”) shall be paid to the Holder only if and when such shares vest and become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Retained Distributions will be made no later than the end of the calendar year in which the dividends are paid to stockholders of Common Stock or, if later, the 15th day of the third month following the end of the year in which the Vesting Date occurred.

Section 8.3 Issuance of Restricted Stock. When shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

Section 8.4 Restrictions. Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a Holder of shares of Common Stock with respect to such Restricted Stock; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived and the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 8.3; (b) the Holder will not be entitled to dividends except as provided in Section 8.2, (c) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or his or her interest in any of them during the Restriction Period; and (d) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock will cause a forfeiture of such Restricted Stock with respect thereto.

Section 8.5 Cash Payments. In connection with any Award of Restricted Stock, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Stock after such Restricted Stock shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

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Section 8.6 Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (a) all or the applicable portion of such Restricted Stock shall become vested, (b) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, and (c) any cash amount to be received by the Holder with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Stock and Retained Distributions that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Article 9 Restricted Stock Units

Section 9.1 Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Awards of Restricted Stock Units which may be in the form of shares of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. The terms of each Award need not be identical, and the Board need not treat Holders uniformly. The determinations made by the Committee pursuant to this Article 9 shall be specified in the applicable Agreement.

Section 9.2 Rules. The Committee may, in its discretion, establish any or all of the following rules for application to an Award of Restricted Stock Units:

(a) Any shares of Common Stock which are part of an Award of Restricted Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares of Common Stock are issued or, if later, the date provided by the Committee at the time of the Award.

(b) Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

(c) Awards of Restricted Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any, provided that any such deferrals shall comply with the requirements of Section 409A of the Code. Restricted Stock Units shall not constitute issued and outstanding shares of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until Awards have paid out in shares of Common Stock after the end of the Restriction Period.

(d) The Awards of Restricted Stock Units may provide Holders with the right to receive Dividend Equivalents. Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Agreement.

(e) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Restricted Stock Unit was made subject at the time of grant.

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Article 10 Cash Awards and Other Stock-Based Awards

Section 10.1 Cash Awards. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award may be based upon the achievement of single or multiple performance objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 10.1 shall be specified in the applicable Agreement.

Section 10.2 Other Stock-Based Awards. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock, may be granted hereunder to Holders (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee may determine. Subject to the provisions of the Plan, the Board or the Committee shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. The determinations made by the Committee pursuant to this Section 10.2 shall be specified in the applicable Agreement.

Article 11 Performance Awards

Section 11.1 Designation as a Performance Award. The Committee shall have the right to designate all or any part of any Award of Options, SARs, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards as a Performance Award.

Section 11.2 Performance Objectives.

(a) The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more performance measures that apply to the Holder, one or more business units, divisions or Affiliates of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies, as determined by the Committee in its sole discretion. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

(b) The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (y) may vary by Holder and may be different for different Awards; and (z) may be particular to a Holder or the department, branch, line of business, subsidiary or other unit in which the Holder works and may cover such period as may be specified by the Committee.

Article 12 General Provisions

Section 12.1 Change in Control.

(a) In the event of a Change in Control, the Committee may, but shall not be obligated to, provide for any one or more of the following (which may vary by Award) (i) the assumption of the Plan and outstanding Awards by the surviving entity or its parent; (ii) the substitution by the surviving entity or its parent of awards with substantially the same terms for such outstanding Awards; (iii) notice to the holders of vested and exercisable Options and Rights of their ability to exercise vested and exercisable Options and Rights effective contingent upon and immediately prior to such transaction followed by the cancellation of all unexercised Options and Rights (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of the outstanding vested Options and Rights in cash or cash equivalents or equity followed by the cancellation of all Options and Rights (whether or not then vested or exercisable); (v) cancellation of all unvested or unexercisable Awards; or (vi) the taking of such other action with respect to Awards as the Committee shall determine to be appropriate in its discretion; provided, however, that in connection with an assumption or substitution of Awards under subsections (i) or (ii) above, the Awards so assumed or substituted shall continue to vest or become exercisable pursuant to the terms of the original Award, except to the extent such terms are otherwise rendered inoperative.

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(b) If the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity by reason of any reorganization, merger, or consolidation, or if a change is made to the Common Stock of the Company by reason of any recapitalization, reclassification, change in par value, stock split, reverse stock split, combination of shares or dividends payable in capital stock, or the like, the Company shall make adjustments to such Awards (including, by way of example and not by way of limitation, the grant of substitute Awards under the Plan or under the plan of such other entity or the suspension of the right to exercise an Award for a specified period of time in connection with a corporate transaction) as it may determine to be appropriate under the circumstances, and, in addition, appropriate adjustments shall be made in the number and kind of shares or securities and in the option price per share or security subject to outstanding Awards under the Plan or under the plan of such successor entity. The foregoing notwithstanding, unless the Committee otherwise determines, no such adjustment shall be made to an Option which shall, within the meaning of Sections 424 and 409A of the Code, as applicable, constitute such a modification, extension, or renewal of an option as to cause it to be considered as the grant of a new option.

Section 12.2 Termination of Employment.

(a) General. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, any unvested Awards (and any Dividend Equivalents and Retained Distributions) shall immediately terminate and be forfeited and of no further force and effect.

(b) Leave of Absence. The Committee may determine whether any given leave of absence constitutes a termination of employment or cessation of service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

(c) Death or Disability. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, by reason of death or Disability, the Committee may in its sole discretion at any time (i) terminate restrictions in any Agreements; (ii) accelerate any or all installments and rights; and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the Holder, the Holder’s estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards ultimately might have become payable to other beneficiaries.

Section 12.3 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Affiliate of the Company.

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Section 12.4 Nonalienation of Benefits; Nontransferability of Awards. Except as set forth below, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits. Awards shall not be sold, assigned, transferred, pledged or encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Holder, shall be exercisable only by the Holder; provided, however, that the Board or the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Holder to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Holder and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee and with respect to Incentive Stock Options such would not be contrary to Code Section 421 or 422; provided, further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Holder, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 12.4 shall be deemed to restrict a transfer to the Company.

Section 12.5 Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 12.7(b).

Section 12.6 Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

Section 12.7 Termination and Amendment.

(a) General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee. The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the shares of Common Stock may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to the Company’s stockholders for approval.

(b) Modification. The Board may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (i) materially impair the rights of any Holder without his or her consent or (ii) except for adjustments made pursuant to Section 4.1 or 12.1, reduce the exercise price of outstanding Options or SARs or cancel or amend outstanding Options or SARs for the purpose of repricing, replacing, or regranting such Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs or cancel or amend outstanding Options or SARs with an exercise price that is greater than the Fair Market Value of a share of Common Stock for the purpose of exchanging such Options or SARs for cash or any other Awards without stockholder approval. Notwithstanding anything herein to the contrary, the Board may amend the terms of any Award theretofore granted if the Board, in its discretion, determines that such amendment is necessary to comply with the requirements of Section 409A of the Code, the rules of any stock exchange or automated quotation systems on which the shares of Common Stock may be listed or traded, or changes in tax or other applicable laws or regulatory requirements.

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Section 12.8 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

Section 12.9 Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

If provided for in an Agreement or approved by the Committee in its sole discretion, a Holder may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Section 12.10 Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 12.11 Treatment with Respect to Other Benefit Programs. By acceptance of an Award, unless otherwise provided in the applicable Agreement or required by law, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Affiliate of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Affiliate of the Company.

Section 12.12 Unfunded Plan. Neither the Company nor any Affiliate of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article 8 with respect to Awards of Restricted Stock and except as expressly set forth in an Agreement, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Affiliate of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Affiliate of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Affiliate of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

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Section 12.13 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada.

Section 12.14 Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Holder who is subject to Section 16(b) of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Holder). In addition, the Company intends any transaction by which a Holder sells Shares issued in respect of the vesting or exercise of any Award granted hereunder for the purpose of settling any withholding tax liability of such Holder (commonly referred to as a “net settlement,” “net exercise,” “sell to cover” or “broker-assisted cashless exercise” transaction) that would otherwise be subject to Section 16(b) of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption. Accordingly, if any provision of this Plan, subplan or any Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Holder shall avoid liability under Section 16(b) of the Exchange Act.

Section 12.15 Section 280G. Unless otherwise provided for in the Agreement or in any other agreement between the Company (or an Affiliate) and a Holder, if any payment or right accruing to a Holder under this Plan (without the application of this Section 12.15), either alone or together with other payments or rights accruing to the Holder from the Company or an Affiliate, would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is necessary shall be made by the Company. The Holder shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

Section 12.16 Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 12.17 Interpretation. The words “include,” “includes,” “included” and “including” to the extent used in the Plan shall be deemed in each case to be followed by the words “without limitation.”

Section 12.18 Compliance with Section 409A of the Code. Except as provided in individual Agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Holder pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Holder is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Holder (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Holder during the period between the date of separation from service and the New Payment Date shall be paid to the Holder in a lump sum on such New Payment Date, without interest, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Holder or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

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Section 12.19 Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (a) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (b) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Holders within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Holders in any jurisdiction which is not the subject of such supplement.

Section 12.20 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

Section 12.21 Recoupment; Forfeiture. All Awards and any and all payments made or required to be made or stock received or required to be issued hereunder and pursuant to any this Plan or any Agreement shall be subject to forfeiture and/or repayment to the Company by the Holder (and the successors, assigns, heirs, estate and personal representative of the Holder) (a) pursuant to the terms of any clawback, recoupment or other policy implemented from time to time by the Board (any such policy, as amended, amended and restated or superseded the “Recoupment Policy”), (b) upon a termination for cause, (c) in the event of a material breach of an Agreement with the Company (including any agreement related to confidential information, non-competition, non-solicitation, or other similar restrictive covenants, and (d) upon a material breach of a material company policy. As additional consideration for any Award granted to a Holder and for any payment made or required to be made or stock received or required to be issued hereunder and pursuant to any Agreement to any Holder, each Holder agrees that he/she is bound by and subject to any Recoupment Policy as in effect at any time and from time to time (whether before, at or after the granting or payment of any award).

Section 12.22 Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to the Company mailed first class, postage prepaid at the principal business address of the Company to the attention of the Secretary of the Company; or (b) if to any Holder then delivered personally, mailed first class, postage prepaid at the last address of the Holder known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

A-16

KARTOON STUDIOS, INC.
190 N CANNON DR., FLOOR 4
BEVERLY HILLS, CA 90210

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TOON2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V43441-P10933 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KARTOON STUDIOS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Andy Heyward
02) Joseph "Gray" Davis
03) Margaret Loesch
04) Stefan Piëch
05) Lynne Segall
06) Henry Sicignano III
07) Anthony Thomopoulos
08) Dr. Cynthia Turner-Graham

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V43442-P10933

KARTOON STUDIOS, INC.
Annual Meeting of Stockholders
May 23, 2024 10:00 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Andy Heyward, Brian Parisi, and Michael Jaffa, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Kartoon Studios, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PDT on Thursday, May 23, 2024, Virtually at www.virtualshareholdermeeting.com/TOON2024 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3, AND 4.

The votes entitled to be cast by the proxies will be cast in the discretion of the proxies on any other matter than may properly come before the Annual Meeting or any continuation(s), adjournment(s), or postponement(s) thereof.

Continued and to be signed on reverse side

Your **Vote** Counts!

KARTOON STUDIOS, INC.

2024 Annual Meeting
Vote by May 22, 2024
11:59 PM ET

KARTOON STUDIOS, INC.
190 N CANNON DR., FLOOR 4
BEVERLY HILLS, CA 90210

V43490-P10933

You invested in KARTOON STUDIOS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 23, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 23, 2024
10:00 AM, PDT

Virtually at:
www.virtualshareholdermeeting.com/TOON2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Andy Heyward 02) Joseph "Gray" Davis 03) Margaret Loesch 04) Stefan Piëch 05) Lynne Segall 06) Henry Sicignano III 07) Anthony Thomopoulos 08) Dr. Cynthia Turner-Graham	For
2.	Proposal to ratify the appointment of WithumSmith+Brown, PC as the Company's independent registered public accounting firm for our fiscal year ending December 31, 2024.	For
3.	Proposal to approve a proposed amendment to the Kartoon Studios, Inc. 2020 Incentive Plan (the "2020" Plan) to increase the aggregate number of shares of our common stock, par value $0.001 per share (the "Common Stock"), available for issuance under the 2020 Plan by 5,000,000 shares and extend the duration of the 2020 Plan.	For
4.	Proposal to approve one or more adjournments of the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt Proposal 3.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V43491-P10933